UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-10401

Trust for Professional Managers

(Exact name of registrant as specified in charter)

615 East Michigan Street

Milwaukee, WI 53202

(Address of principal executive offices) (Zip code)

Rachel A. Spearo

U.S. Bancorp Fund Services, LLC

615 East Michigan Street

Milwaukee, WI 53202

(Name and address of agent for service)

(414) 765-5384

Registrant’s telephone number, including area code

Date of fiscal year end: August 31, 2010

Date of reporting period: August 31, 2010

Item 1.	Reports to Stockholders.

AUGUST 31, 2010

PORTFOLIO MANAGEMENT CONSULTANTS

ANNUAL REPORT

PMC CORE FIXED INCOME FUND

PMC DIVERSIFIED EQUITY FUND

PMC
MUTUAL FUNDS

AUGUST 31, 2010

P O R T F O L I O M A N A G E M E N T C O N S U LTA N T S

Annual report

PMC CORE FIXED INCOME FUND

PMC DIVERSIFIED EQUITY FUND

PMC Funds

Letter to Shareholders

To our Shareholders:

We are pleased to present you with the Annual Report for the PMC Funds mutual fund family. This report covers both the fiscal quarter and one-year period ended August 31, 2010.

The table below presents the standardized performance of the PMC Funds relative to their respective benchmarks. The past twelve months have proved challenging for equity investors, as uncertainty regarding the future direction of the economy continues to prevail. Both the fixed income and equity markets over the past year have reacted to the various fiscal and monetary attempts to spur growth. Over the past year, such attempts have proved unfruitful, but perhaps have prevented the economy from entering a so-called “double-dip” recession. Due to fears earlier this year over the anemic economic growth and the potential for deflation, the Federal Reserve announced that it would buy Treasury obligations on the market with the proceeds from maturing bonds in its portfolio. The Fed has also stayed the course on maintaining an extremely favorable interest rate policy, keeping the target fed funds rate at 0-0.25%, a level that has been in place for over a year. The Fed also is providing no signal that it will be raising the fed funds target anytime soon.

It appears that these measures have provided the economy with some stability, but a pickup in growth has been lacking. Even though indications point to the economy avoiding a catastrophic decline, there have been scant signs of significant improvement. The unemployment rate has remained close to 10% for the past year, and the genesis of the financial crisis—the housing market—while having troughed about a year ago, has remained mired in the doldrums even though mortgage rates have stayed at extremely low levels. Consumer confidence remains low, owing at least in part to the persistently high unemployment rate.

Fiscal policy is also a concern. As the mid-term elections near, investors have concerns over a number of potential post-election legislative initiatives, including the sunsetting of the Bush tax cuts. Corporate cash balances remain at historically high levels, indicating that businesses do not yet have clarity over the future of corporate tax rates or the general economic direction.

The financial markets over the course of the past year have been relatively subdued in comparison to the prior two years. While the equity market has experienced peaks and troughs throughout the past twelve months, the volatility hasn’t been excessive, and stock prices have generally risen. Much like the previous twelve months, there were two distinct periods of performance which defined the past twelve months. For the seven-month period from September 1, 2009 through April 30, 2010, the S&P 500 gained 17.75%; however, over the succeeding five months, from May 1, 2010 through August 31, 2010, stocks declined -10.90%, so that the overall total return for the twelve month period was +4.91%. Small company stocks fared somewhat better over the year, as the Russell 2000 Index gained 6.60%, perhaps due to a somewhat greater appetite for risk taking. However, international stocks posted declines, with the MSCI EAFE Index falling -1.93%, which may be at least partly a result from the sovereign debt crisis that gripped Europe early this year.

Fixed income markets were also relatively well behaved over the past twelve months, with most segments of the yield curve and credit spectrum posting positive results. In general, both government obligations and credits fared well, with a benign environment benefiting high yield issues the most. Short-term government bonds, as measured by the Barclays Capital 1-3 Year Treasury Index, advanced +2.64% during the period. At the other end of the credit spectrum, high yield paper, as represented by the Barclays Capital U.S. Corporate High Yield Index, posted gains of +21.53%. One of the interesting interest rate outcomes over the past few months has been the flattening of the yield curve. Earlier this year, when the economy continued to post anemic results, the Fed announced that it would step in to buy long-term Treasurys with the proceeds from maturing bonds in its portfolio. The effect was to ignite a rally in long-term government bonds, which drove down yields relative to shorter term issues. This rally in turn ensured that mortgage rates would remain low. The Barclays Capital U.S. Treasury: Long Index gained +19.89% from March 31, 2010 through August 31, 2010.

Total Returns as of August 31, 2010(1)

Fund	Three Months	Six Months	Year to Date	One Year	Since Inception	Inception Date	Net Expense Ratio(2)(3)	Gross Expense Ratio(3)
PMC Diversified Equity Fund	-1.86%	-3.58%	-4.78%	4.02%	2.60%	8-26-09	1.40%	16.85%
MSCI World Index	0.61%	-3.17%	-5.81%	2.07%	1.98%
PMC Core Fixed Income Fund	4.00%	5.86%	7.65%	10.79%	10.10%	9-28-07	1.01%	1.66%
Barclays Capital Aggregate Bond Index	3.97%	5.81%	7.83%	9.18%	7.57%

(1)	Periods of Less than One Year Are Not Annualized
(2)

Pursuant to an operating expense limitation agreement between Envestnet Asset Management, Inc. (“the Adviser”) and the Funds, the Adviser has agreed to waive its fees and/or reimburse expenses of the Funds to ensure that Total Annual Fund Operating Expenses (exclusive of Acquired Fund Fees and Expenses) do not exceed the each Fund’s average net assets through June 14, 2012, subject thereafter to annual re-approval of the agreement by the Trust’s Board of Trustees (the “Board of Trustees”). This operating expense limitation agreement can only be terminated by, or with the consent of, the Board of Trustees. The Adviser is permitted to seek reimbursement from the Funds, subject to limitations, for fees it waived and Fund expenses it paid.

(3)	Ratios per the prospectus dated December 29, 2009.

Past performance is no guarantee of future returns. Current performance may be higher or lower than the performance data shown. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. For more recent performance, please visit the Funds’ website at www.investpmc.com or by calling 888-612-9300. Performance results reflect expense subsidies and waivers in effect; without these waivers, returns would have been less favorable.

PMC	Diversified Equity Fund

The PMC Diversified Equity Fund was launched on August 26, 2009, and provides broad equity asset class exposure. The Fund’s investment objective is long-term capital appreciation, and the four sub-advisers selected to manage Fund assets are: Mellon Capital Management Corporation (Large Cap Growth); Loomis, Sayles & Company, L.P. (Large Cap Value); Delaware Management Company (Small Cap Core); and Neuberger Berman Management, LLC (International ADR). The Fund has had mixed performance relative to its benchmark over the most recent three- and twelve-month periods ending August 31, 2010. For the most recent three-month period, the Fund generated a return of -1.86%, underperforming the +0.61% return of the MSCI World Index. Relative performance during this period was negatively impacted by overweights to the health care and consumer discretionary sectors, as well as an underweight to utilities. For the twelve months ended August 31, 2010, the Fund generated a return of +4.02%, besting the benchmark return of +2.07%. Over the past year, the Fund’s sub-advisers were able to effectively identify opportunities in the large cap, small cap and international segments of the market while maintaining a risk-controlled posture.

The primary risks to the strategies employed by the Fund’s sub-advisers primarily involve systematic risk. Because each of the sub-advisers controls the risk of the portfolio relative to their benchmark, the overall portfolio should track the Fund’s benchmark fairly closely on a relative basis. However, if a general market decline were experienced, the sub-advisers’ fully invested strategies would incur a similar setback.

PMC	Core Fixed Income Fund

The PMC Core Fixed Income Fund continued to perform very well on both absolute and relative bases in the three- and twelve-month periods ending August 31, 2010. For the most recent three-month period, the Fund generated a return of +4.00%, slightly outperforming the benchmark Barclays Capital Aggregate Bond Index return of +3.97%. For the twelve months ended August 31, 2010, the Fund posted a return of +10.79%, besting the benchmark return of +9.18%. Both of the Fund’s sub-advisers, Neuberger Berman Fixed Income LLC and Schroder Investment Management North America Inc., have been adroit in managing through an uncertain economic climate, and handled the market tumult surrounding the European sovereign debt crisis well. Both sub-advisers have been opportunistic in identifying market segments and individual credits that have provided strong relative performance. The portfolios of both sub-advisers have continued to underweight Treasurys, and have been overweight the various sectors the sub-advisers perceive as offering the best return/risk profile, including investment-grade, high yield and mortgage-backed securities.

The primary risks to the strategies employed by the Fund’s sub-advisers remain the same as last year, and exist at both the macro level and in individual security selection. At the macro level, if the economy quickly takes a turn for the worse so that credit spreads widen once again, the Fund is likely to suffer in both absolute and relative terms due to the sub-advisers being overweight non-U.S. Treasury credits. Similarly, if certain of the individual credits currently owned by the Fund are adversely affected by economic events, the Fund itself will also be affected. Operationally, the Fund also exhibits relatively high portfolio turnover. The portfolio turnover for the past three twelve-month periods ending August 31st are as follows: 359% (2010), 403% (2009) and 494% (2008). One contributor to this elevated turnover rate is the multi-sub-adviser nature of the Fund. When the Fund is rebalanced (the allocations to each sub-adviser are changed), one of the sub-advisers will be forced to liquidate a percentage of its entire portfolio, while at the same time the other sub-adviser will use the proceeds from that liquidation to add to each of its portfolio positions. This results in a transaction occurring in each position in the fund. Such turnover occurs in addition to the turnover normally occurring in each sub-adviser’s portfolio. Rebalancing between sub-advisers typically occurs once per year, but may occur more frequently under certain market conditions. Another contributor to elevated turnover is the sub-advisers’ use of futures positions to establish certain desired exposures.

Remarks

The equity and fixed income market environments have been fairly subdued over the past twelve months, providing investors a much needed breather from the volatility and uncertainty of the previous two years. This period of relative calm in the markets is a result of economic activity that has yet to be reinvigorated. As additional clarity emerges on the fiscal and monetary fronts, the market should present opportunities for the sub-advisers managing the PMC Funds to exploit on behalf of the Funds’ shareholders.

As always, we appreciate your continued trust and confidence in the PMC Funds during these difficult times. We will continue to do all we can to ensure that such trust and confidence are well placed, and will manage the PMC Funds with that goal clearly in mind.

Envestnet	Asset Management

The views in this report were those of the Investment Adviser and the Investment Sub-Advisers as of the date of this report, and may not reflect their views on the date the report is first published or anytime thereafter. These views are intended to assist the shareholders of the Funds in understanding their investments in the Funds and do not constitute investment advice.

Investments in smaller companies carry greater risk than is customarily associated with larger companies for various reasons such as volatility of earnings and prospects, higher failure rates, and limited markets, product lines or financial resources. Investing overseas involves special risks, including the volatility of currency exchange rates and, in some cases, limited geographic focus, political and economic instability, and relatively illiquid markets. Income (bond) funds are subject to interest rate risk which is the risk that debt securities in a fund’s portfolio will decline in value because of increases in market interest rates. Please see the prospectus for a complete description of the risks associated with investing in the PMC Funds.

PMC FUNDS

Expense Example

(Unaudited)

As a shareholder of the PMC Funds (the “Funds”), you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory fees, distribution (12b-1) fees and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds, and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (3/1/10–8/31/10).

Actual	Expenses

The first line of the following table provides information about actual account values and actual expenses. Although the Funds do not charge a sales load, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent. Individual Retirement Accounts (“IRA”) will be charged a $15.00 annual maintenance fee. To the extent the Funds invest in shares of ETFs or other investment companies as part of their investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Funds invest in addition to the expenses of the Funds. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the Example. The Example includes, but is not limited to, advisory fees, distribution (12b-1) fees, fund administration and accounting, custody and transfer agent fees. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical	Example for Comparison Purposes

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

PMC FUNDS

Expense Example Tables

(Unaudited)

	PMC Core Fixed Income Fund
	Beginning Account Value 3/1/10	Ending Account Value 8/31/10	Expenses Paid During Period 3/1/10–8/31/10*
Actual	$1,000.00	$1,058.60	$5.19
Hypothetical (5% return before expenses)	1,000.00	1,020.16	5.09
*	Expenses are equal to the Fund’s annualized expense ratio of 1.00%, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

	PMC Diversified Equity Fund
	Beginning Account Value 3/1/10	Ending Account Value 8/31/10	Expenses Paid During Period 3/1/10–8/31/10*
Actual	$1,000.00	$964.20	$6.93
Hypothetical (5% return before expenses)	1,000.00	1,018.15	7.12
*	Expenses are equal to the Fund’s annualized expense ratio of 1.40%, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

PMC CORE FIXED INCOME FUND

Investment Highlights (Unaudited)

The investment objective of the Fund is to provide current income consistent with low volatility of principal.

	PMC Core Fixed Income Fund	Barclays Capital Aggregate Bond Index
One Year	10.79%	9.18%
Since Inception (9/28/07)	10.10%	7.57%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-866-762-7338.

Continued

PMC CORE FIXED INCOME FUND

Investment Highlights (Unaudited) (Continued)

Short-term performance, in particular, is not a good indication of the Fund’s future performance, and an investment should not be made based solely on historical returns.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

The returns shown assume reinvestment of Fund distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The graph illustrates performance of a hypothetical investment made in the Fund and a broad-based securities index on September 28, 2007, the inception date of the Fund. The graph does not reflect any future performance.

The Barclays Capital Aggregate Bond Index (formerly Lehman Brothers Aggregate Bond Index) is an index composed of U.S. securities in Treasury, Government-Related, Corporate and Securitized Sectors. It includes securities that are of investment-grade quality or better, have at least one year to maturity and have an outstanding par value of at least $250 million.

One cannot invest directly in an index.

*	Inception Date

PMC DIVERSIFIED EQUITY FUND

Investment Highlights (Unaudited)

The investment objective of the Fund is long-term capital appreciation.

	PMC Diversified Equity Fund	MSCI World Index
One Year	4.02%	2.07%
Since Inception (8/26/09)	2.60%	1.98%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-866-762-7338.

Continued

PMC DIVERSIFIED EQUITY FUND

Investment Highlights (Unaudited) (Continued)

Short-term performance, in particular, is not a good indication of the Fund’s future performance, and an investment should not be made based solely on historical returns.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

The returns shown assume reinvestment of Fund distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The graph illustrates performance of a hypothetical investment made in the Fund and a broad-based securities index on August 26, 2009, the inception date of the Fund. The graph does not reflect any future performance.

The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. As of May 27, 2010, the MSCI World Index consisted of the following 24 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States.

One cannot invest directly in an index.

*	Inception Date

PMC CORE FIXED INCOME FUND	Schedule of Investments

August 31, 2010

	Principal Amount	Value
Asset Backed Securities 1.85%
Continental Airlines 2007-1 Class A Pass-Through Trust
5.983%, 10/19/2023	$319,244	$326,906
Continental Airlines 2009-2 Class A Pass-Through Trust
7.250%, 11/10/2019	160,000	174,400
Delta Air Lines 1999-1 Pass-Through Trust
7.750%, 12/17/2019	122,951	132,787
Delta Air Lines 2007-1 Pass-Through Trust
2007-1, 6.821%, 08/10/2022(a)	162,512	166,168
GSAMP Trust
2006-HE5, 0.447%, 08/25/2036	86,075	79,995
SLM Student Loan Trust
2008-6, 0.898%, 10/25/2014	59,362	59,456
UAL 2007-1 Pass-Through Trust
Series A, 6.636%, 01/02/2024	377,948	362,830

Total Asset Backed Securities (Cost $1,217,787)		1,302,542

Corporate Bonds 21.91%
Accommodation 0.17%
Marina District Finance Co.
9.500%, 10/15/2015(a)	40,000	39,900
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp.
7.750%, 08/15/2020(a)	80,000	81,200

		121,100

Administrative and Support Services 0.09%
Expedia, Inc.
5.950%, 08/15/2020(a)	60,000	61,575

Air Transportation 0.20%
Continental Airlines, Inc.
6.750%, 09/15/2015(a)	55,000	54,725
Delta Air Lines Inc.
9.500%, 09/15/2014(a)	80,000	86,200

		140,925

Ambulatory Health Care Services 0.10%
WellPoint, Inc.
4.350%, 08/15/2020	40,000	41,288
5.800%, 08/15/2040	25,000	26,806

		68,094

Beverage and Tobacco Product Manufacturing 1.09%
Altria Group, Inc.
9.950%, 11/10/2038	175,000	250,291
Anheuser Busch InBev Worldwide Inc.
2.500%, 03/26/2013(a)	155,000	157,645
5.000%, 04/15/2020(a)	155,000	170,317
Reynolds American, Inc.
7.625%, 06/01/2016	120,000	140,970
7.250%, 06/15/2037	45,000	47,967

		767,190

The accompanying notes are an integral part of these financial statements.

PMC CORE FIXED INCOME FUND	Schedule of Investments

August 31, 2010 (Continued)

	Principal Amount	Value
Broadcasting (except Internet) 0.90%
CBS Corp.
5.750%, 04/15/2020	100,000	$111,274
Comcast Corp.
6.500%, 01/15/2017	90,000	106,787
Discovery Communications LLC
5.050%, 06/01/2020	60,000	65,014
Time Warner Cable, Inc.
6.750%, 07/01/2018	295,000	352,677

		635,752

Building Material and Garden Equipment and Supplies Dealers 0.12%
Home Depot, Inc.
5.875%, 12/16/2036	80,000	85,706

Chemical Manufacturing 0.66%
Abbott Laboratories
4.125%, 05/27/2020	75,000	81,578
The Dow Chemical Co.
8.550%, 05/15/2019	235,000	295,044
Watson Pharmaceuticals, Inc.
6.125%, 08/15/2019	75,000	88,279

		464,901

Clothing and Clothing Accessories Stores 0.13%
Nordstrom, Inc.
6.750%, 06/01/2014	40,000	46,866
4.750%, 05/01/2020	40,000	42,730

		89,596

Computer and Electronic Product Manufacturing 0.46%
Advanced Micro Devices, Inc.
7.750%, 08/01/2020(a)	65,000	64,675
WMG Acquisition Corp.
9.500%, 06/15/2016	80,000	84,000
Xerox Corp.
6.400%, 03/15/2016	150,000	173,209

		321,884

Credit Intermediation and Related Activities 3.73%
Ally Financial, Inc.
7.500%, 09/15/2020(a)	80,000	79,600
American Express Credit Corp.
5.125%, 08/25/2014	265,000	291,493
Citigroup, Inc.
6.125%, 11/21/2017	160,000	173,162
5.375%, 08/09/2020	65,000	65,725
6.875%, 03/05/2038	195,000	211,861
ERAC USA Finance LLC
6.375%, 10/15/2017(a)	210,000	244,022
7.000%, 10/15/2037(a)	105,000	123,763
Ford Motor Credit Co., LLC
6.625%, 08/15/2017	100,000	101,778
General Electric Capital Corp.
5.900%, 05/13/2014	130,000	147,091

The accompanying notes are an integral part of these financial statements.

PMC CORE FIXED INCOME FUND	Schedule of Investments

August 31, 2010 (Continued)

	Principal Amount	Value
PNC Bank NA
6.875%, 04/01/2018	250,000	$291,490
Regions Financial Corp.
5.750%, 06/15/2015	120,000	122,015
US Bank NA
4.950%, 10/30/2014	250,000	276,593
Wachovia Bank NA
0.834%, 11/03/2014(b)	300,000	286,924
WEA Finance LLC
7.500%, 06/02/2014(a)	185,000	215,242

		2,630,759

Electrical Equipment, Appliance, and Component Manufacturing 0.13%
Whirlpool Corp.
8.000%, 05/01/2012	85,000	92,833

Food Manufacturing 0.52%
Kraft Foods, Inc.
6.125%, 02/01/2018	40,000	46,869
5.375%, 02/10/2020	25,000	27,835
6.875%, 02/01/2038	60,000	74,233
6.500%, 02/09/2040	185,000	220,243

		369,180

Food Services and Drinking Places 0.05%
Yum! Brands, Inc.
6.875%, 11/15/2037	30,000	37,192

Funds, Trusts, and Other Financial Vehicles 1.02%
Bank of America NA
6.100%, 06/15/2017	330,000	355,229
Digital Realty Trust LP
5.875%, 02/01/2020(a)	110,000	116,817
JP Morgan Chase Capital XV
5.875%, 03/15/2035	155,000	148,499
JPMorgan Chase Capital XXVII
7.000%, 11/01/2039	70,000	74,447
Simon Property Group LP
5.650%, 02/01/2020	20,000	22,441

		717,433

General Merchandise Stores 0.40%
Macy’s Retail Holdings Inc.
6.700%, 07/15/2034	65,000	64,675
Wal-Mart Stores, Inc.
3.625%, 07/08/2020	210,000	219,202

		283,877

Health and Personal Care Stores 0.21%
CVS Pass-Through Trust
7.507%, 01/10/2032(a)	123,838	146,423

Insurance Carriers and Related Activities 1.64%
Berkshire Hathaway, Inc.
0.834%, 02/11/2013(b)	310,000	311,700

The accompanying notes are an integral part of these financial statements.

PMC CORE FIXED INCOME FUND	Schedule of Investments

August 31, 2010 (Continued)

	Principal Amount	Value
CNA Financial Corp.
7.350%, 11/15/2019	150,000	$167,518
Hartford Financial Services Group Inc.
5.375%, 03/15/2017	250,000	257,907
5.500%, 03/30/2020	115,000	115,950
Lincoln National Corp.
7.000%, 06/15/2040	60,000	70,481
MetLife, Inc.
5.875%, 02/06/2041	70,000	76,629
6.400%, 12/15/2066	65,000	59,475
Pacific LifeCorp
6.000%, 02/10/2020(a)	90,000	97,423

		1,157,083

Machinery Manufacturing 0.22%
ACCO Brands Corp.
10.625%, 03/15/2015	70,000	77,350
Case New Holland, Inc.
7.750%, 09/01/2013	75,000	79,125

		156,475

Management of Companies and Enterprises 2.57%
Bank of America Corp.
7.375%, 05/15/2014	170,000	194,222
6.500%, 08/01/2016	315,000	352,354
5.650%, 05/01/2018	225,000	234,225
JPMorgan Chase & Co.
3.400%, 06/24/2015	55,000	56,766
4.950%, 03/25/2020	70,000	74,094
Morgan Stanley
6.000%, 05/13/2014	100,000	109,071
6.625%, 04/01/2018	275,000	302,657
5.625%, 09/23/2019	480,000	489,338

		1,812,727

Merchant Wholesalers, Durable Goods 0.26%
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc.
5.875%, 10/01/2019	35,000	39,347
6.000%, 08/15/2040	135,000	142,590

		181,937

Merchant Wholesalers, Nondurable Goods 0.67%
Alliance One International, Inc.
10.000%, 07/15/2016	70,000	73,675
Crosstex Energy LP/Crosstex Energy Finance Corp.
8.875%, 02/15/2018	60,000	62,250
Lorillard Tobacco Co.
8.125%, 06/23/2019	195,000	225,093
6.875%, 05/01/2020	65,000	68,749
McKesson Corp.
7.500%, 02/15/2019	35,000	44,706

		474,473

The accompanying notes are an integral part of these financial statements.

PMC CORE FIXED INCOME FUND	Schedule of Investments

August 31, 2010 (Continued)

	Principal Amount	Value
Mining (except Oil and Gas) 0.32%
Cloud Peak Energy Resources LLC/Cloud Peak Energy Finance Corp.
8.250%, 12/15/2017(a)	60,000	$62,325
Newmont Mining Corp.
6.250%, 10/01/2039	40,000	45,808
Southern Copper Corp.
6.750%, 04/16/2040	110,000	119,281

		227,414

Miscellaneous Store Retailers 0.17%
JC Penney Corp, Inc.
5.750%, 02/15/2018	120,000	122,400

Motion Picture and Sound Recording Industries 0.23%
Time Warner, Inc.
6.100%, 07/15/2040	150,000	163,817

Motor Vehicle and Parts Dealers 0.14%
Advance Auto Parts, Inc.
5.750%, 05/01/2020	90,000	96,866

Nonstore Retailers 0.14%
QVC, Inc.
7.500%, 10/01/2019(a)	55,000	56,375
7.375%, 10/15/2020(a)	45,000	45,900

		102,275

Oil and Gas Extraction 0.50%
Atlas Energy Operating Co., LLC/Atlas Energy Finance Corp.
10.750%, 02/01/2018	20,000	22,150
Devon Energy Corp.
5.625%, 01/15/2014	5,000	5,617
Petrohawk Energy Corp.
7.250%, 08/15/2018(a)	65,000	64,837
Plains All American Pipeline LP/PAA Finance Corp.
4.250%, 09/01/2012	40,000	41,755
8.750%, 05/01/2019	20,000	25,453
Plains Exploration & Production Co.
7.625%, 04/01/2020	80,000	81,200
Range Resources Corp.
6.750%, 08/01/2020	50,000	50,625
Targa Resources Partners LP/ Targa Resources Partners Finance Corp.
7.875%, 10/15/2018(a)	60,000	61,950

		353,587

Paper Manufacturing 0.06%
International Paper Co.
7.300%, 11/15/2039	35,000	39,566

Petroleum and Coal Products Manufacturing 0.41%
Hess Corp.
5.600%, 02/15/2041	70,000	72,882
Valero Energy Corp.
6.125%, 02/01/2020	200,000	218,597

		291,479

The accompanying notes are an integral part of these financial statements.

PMC CORE FIXED INCOME FUND	Schedule of Investments

August 31, 2010 (Continued)

	Principal Amount	Value
Pipeline Transportation 0.32%
El Paso Pipeline Partners Operating Co. LLC
6.500%, 04/01/2020	80,000	$85,806
Kinder Morgan Energy Partners LP
5.950%, 02/15/2018	80,000	89,660
6.500%, 09/01/2039	45,000	49,497

		224,963

Plastics and Rubber Products Manufacturing 0.25%
Berry Plastics Corp.
8.250%, 11/15/2015	40,000	40,300
Goodyear Tire & Rubber Co.
8.250%, 08/15/2020	85,000	87,444
Newell Rubbermaid, Inc.
4.700%, 08/15/2020	50,000	52,499

		180,243

Primary Metal Manufacturing 0.03%
Severstal Columbus LLC
10.250%, 02/15/2018(a)	20,000	20,925

Professional, Scientific, and Technical Services 0.11%
DuPont Fabros Technology LP
8.500%, 12/15/2017	75,000	79,687

Rail Transportation 0.14%
CSX Corp.
6.150%, 05/01/2037	45,000	52,168
Norfolk Southern Corp.
5.900%, 06/15/2019	40,000	47,579

		99,747

Securities, Commodity Contracts, and Other Financial Investments and Related Activities 1.03%
The Goldman Sachs Group, Inc.
3.700%, 08/01/2015	190,000	192,560
5.375%, 03/15/2020	95,000	98,230
6.750%, 10/01/2037	175,000	179,286
Prudential Financial, Inc.
3.875%, 01/14/2015	135,000	140,821
4.750%, 09/17/2015	65,000	69,802
6.625%, 06/21/2040	40,000	46,390

		727,089

Support Activities for Mining 0.30%
Helix Energy Solutions Group Inc.
9.500%, 01/15/2016(a)	80,000	79,200
Nabors Industries, Inc.
6.150%, 02/15/2018	50,000	55,521
Pride International, Inc.
6.875%, 08/15/2020	70,000	73,763

		208,484

Telecommunications 1.48%
AT&T, Inc.
6.550%, 02/15/2039	130,000	154,599

The accompanying notes are an integral part of these financial statements.

PMC CORE FIXED INCOME FUND	Schedule of Investments

August 31, 2010 (Continued)

	Principal Amount	Value
Frontier Communications Corp.
8.125%, 10/01/2018	80,000	$85,200
GXS Worldwide Inc.
9.750%, 06/15/2015(a)	80,000	77,200
News America, Inc.
6.900%, 08/15/2039	45,000	54,109
Nextel Communications, Inc.
6.875%, 10/31/2013	45,000	45,112
Qwest Corp.
8.875%, 03/15/2012	250,000	275,625
7.625%, 06/15/2015	90,000	101,475
Sinclair Television Group, Inc.
9.250%, 11/01/2017(a)	40,000	41,400
Sprint Nextel Corp.
8.375%, 08/15/2017	35,000	36,313
Verizon New Jersey, Inc.
5.875%, 01/17/2012	85,000	90,078
Windstream Corp.
7.875%, 11/01/2017	85,000	86,700

		1,047,811

Utilities 0.83%
Atmos Energy Corp.
8.500%, 03/15/2019	60,000	78,321
Calpine Corp.
7.875%, 07/31/2020(a)	75,000	75,563
Commonwealth Edison Co.
4.000%, 08/01/2020	65,000	68,739
Consolidated Edison Co. of New York, Inc.
4.450%, 06/15/2020	25,000	27,597
Duke Energy Carolinas LLC
4.300%, 06/15/2020	15,000	16,637
Duke Energy Corp.
6.300%, 02/01/2014	55,000	63,003
Energy Transfer Partners LP
7.500%, 07/01/2038	25,000	29,224
EQT Corp.
8.125%, 06/01/2019	25,000	30,768
NRG Energy, Inc.
8.250%, 09/01/2020(a)	75,000	75,844
PSEG Power LLC
2.500%, 04/15/2013	120,000	122,967

		588,663

Waste Management and Remediation Services 0.11%
Browning-Ferris Industries, Inc.
7.400%, 09/15/2035	35,000	43,371
Waste Management, Inc.
4.750%, 06/30/2020	30,000	32,177

		75,548

Total Corporate Bonds (Cost $14,215,989)		15,467,679

The accompanying notes are an integral part of these financial statements.

PMC CORE FIXED INCOME FUND	Schedule of Investments

August 31, 2010 (Continued)

	Principal Amount	Value
Foreign Bonds 5.85%
Air Canada
9.250%, 08/01/2015(a)	80,000	$78,800
AngloGold Ashanti Holdings PLC
5.375%, 04/15/2020	60,000	62,799
ArcelorMittal
6.125%, 06/01/2018	535,000	568,479
5.250%, 08/05/2020	80,000	78,518
7.000%, 10/15/2039	15,000	15,435
Barclays Bank PLC
6.750%, 05/22/2019	195,000	230,958
BNP Paribas
3.250%, 03/11/2015	125,000	129,161
Canadian Imperial Bank of Commerce
2.000%, 02/04/2013(a)	465,000	475,053
Cenovus Energy, Inc.
6.750%, 11/15/2039	35,000	43,099
Deutsche Telekom International Finance BV
8.750%, 06/15/2030	60,000	84,427
Global Crossing UK Finance PLC
10.750%, 12/15/2014	20,000	20,600
Grupo Bimbo SAB de CV
4.875%, 06/30/2020(a)	370,000	388,158
Holcim US Finance Sarl & Cie SCS
6.000%, 12/30/2019(a)	35,000	37,922
HSBC Bank PLC
3.500%, 06/28/2015(a)	120,000	125,248
Ingersoll-Rand Global Holding Co., Ltd.
6.000%, 08/15/2013	125,000	139,740
Intesa Sanpaolo SpA
3.625%, 08/12/2015(a)	145,000	146,036
Nexen, Inc.
6.200%, 07/30/2019	5,000	5,783
7.500%, 07/30/2039	15,000	18,878
Nomura Holdings, Inc.
6.700%, 03/04/2020	110,000	125,853
Petrobras International Finance Co.
5.750%, 01/20/2020	55,000	59,228
Rio Tinto Finance USA Ltd.
6.500%, 07/15/2018	100,000	118,549
Royal Bank of Canada
2.625%, 12/15/2015	45,000	46,412
Royal Bank of Scotland PLC
4.875%, 03/16/2015	190,000	198,467
Svenska Handelsbanken AB
4.875%, 06/10/2014(a)	210,000	227,938
Teck Resources Ltd.
10.750%, 05/15/2019	60,000	74,662
Talisman Energy, Inc.
6.250%, 02/01/2038	65,000	72,253
Telecom Italia Capital SA
6.175%, 06/18/2014	100,000	109,728
4.950%, 09/30/2014	140,000	147,285

The accompanying notes are an integral part of these financial statements.

PMC CORE FIXED INCOME FUND	Schedule of Investments

August 31, 2010 (Continued)

	Principal Amount	Value
TransCanada PipeLines Ltd.
6.100%, 06/01/2040	35,000	$40,325
Vale Overseas Ltd.
5.625%, 09/15/2019	35,000	38,236
Westpac Banking Corp.
1.900%, 12/14/2012(a)	105,000	107,292
WPP Finance UK
8.000%, 09/15/2014	100,000	117,752

Total Foreign Bonds(c) (Cost $3,880,523)		4,133,074

Mortgage Backed Securities 6.87%
Bank of America Commerical Mortgage Inc.
2007-1, 5.451%, 01/15/2049	200,000	208,732
Bank of America Funding Corp.
2006-A, 5.721%, 02/20/2036	139,237	86,205
Bear Stearns Commerical Mortgage Securities
A-2, 6.460%, 10/15/2036	227,470	240,517
FLT, 5.297%, 10/12/2042	430,000	476,037
A-4, 5.331%, 02/11/2044	155,000	157,915
Commercial Mortgage Loan Trust
FLT, 6.217%, 12/10/2049	225,000	233,605
Commercial Mortgage Pass Through Certificates
2006-C8, 5.306%, 12/10/2046	225,000	232,195
Credit Suisse First Boston Mortgage Securities Corp.
2005-C2, 4.832%, 04/15/2037	200,000	208,634
Credit Suisse Mortgage Capital Certificates
2007-C3, 5.912%, 06/15/2039	200,000	199,003
2006-C4, 4.771%, 09/15/2039	84,968	85,729
CW Capital Cobalt Ltd.
2007-C3, 6.015%, 05/15/2046	200,000	204,073
JP Morgan Chase Commercial Mortgage Securities Corp.
Series 2007-CIBC18, 5.440%, 06/12/2047	225,000	235,981
FLT, 5.936%, 02/12/2049	200,000	210,170
Series 2007-CIBC20, 5.794%, 02/12/2051	200,000	213,181
Series 2007-LDP12, 5.882%, 02/15/2051	200,000	210,089
LB-UBS Commercial Mortgage Trust
A-5, 6.133%, 12/15/2030	210,000	218,998
Series 2002-C7, 4.960%, 12/15/2031	100,000	106,433
Merrill Lynch Mortgage Investors Inc.
Pool #2006A1, 5.512%, 03/25/2036	136,901	85,147
Merrill Lynch/Countrywide Commercial Mortgage Trust
2007-5, 5.378%, 08/12/2048	125,000	122,452
Merrill Lynch/Countrywide Commerical Mortgage Trust
Series 2007-8, 6.155%, 08/12/2049	100,000	107,715
Morgan Stanley Capital I
A-4, 5.150%, 06/13/2041	350,000	376,960
OBP Depositor LLC Trust
2010-OBP, 4.646%, 07/15/2020(a)	100,000	108,767
Vornado DP LLC
2010-VN0, 4.004%, 09/14/2028(a)	100,000	103,452
Wachovia Bank Commercial Mortgage Trust
2005-C19, 4.516%, 05/15/2044	42,183	42,171
2007-C31, 5.509%, 04/15/2047	200,000	198,291
Series 2007-C32, 5.929%, 06/15/2049	175,000	174,725

Total Mortgage Backed Securities (Cost $4,637,424)		4,847,177

The accompanying notes are an integral part of these financial statements.

PMC CORE FIXED INCOME FUND	Schedule of Investments

August 31, 2010 (Continued)

	Principal Amount	Value
U.S. Government Agency Issues 28.05%
FHLB
5.500%, 07/15/2036	5,000	$6,235
FHLMC
Pool #000TBA, 5.000%, 09/01/2034	230,000	244,088
Pool #1H-2617, 5.763%, 05/01/2036	411,443	438,187
Pool #1J-1346, 5.568%, 11/01/2036	96,252	101,764
Pool #1G-1509, 5.314%, 02/01/2037	134,054	140,876
FHLMC Gold
Pool #G1-3122, 5.000%, 04/01/2023	27,581	29,358
3.500%, 09/15/2025	600,000	621,563
Pool #G0-3072, 5.000%, 11/01/2036	351,078	374,410
6.000%, 09/01/2037	190,000	204,220
Pool #A7-2203, 5.500%, 02/01/2038	124,340	132,874
Pool #G0-4449, 5.500%, 07/01/2038	194,383	207,725
Pool #G0-4471, 5.500%, 07/01/2038	89,862	96,030
Pool #A8-2657, 5.500%, 10/01/2038	170,816	182,540
Pool #A8-2134, 6.000%, 10/01/2038	72,202	77,689
Pool #G0-5164, 5.500%, 11/01/2038	298,289	319,478
FNMA
Pool #897512, 5.000%, 12/01/2021	488,447	520,936
4.000%, 03/01/2025	1,032,275	1,086,242
Pool #000TBA, 5.000%, 09/01/2034	1,525,000	1,619,599
5.500%, 12/01/2034	56,306	60,737
Pool #735581, 5.000%, 06/01/2035	2,274,477	2,435,941
5.500%, 10/01/2035	185,841	200,001
Pool #990906, 5.500%, 10/01/2035	1,167,851	1,259,753
6.000%, 05/01/2036	552,290	596,628
Pool #831922, 5.500%, 11/01/2036	107,996	115,820
6.000%, 03/01/2037	304,187	328,132
Pool #000TBA, 5.500%, 09/01/2037	2,115,000	2,261,728
Pool #952572, 5.500%, 09/01/2037	46,223	49,490
6.000%, 09/01/2037	465,561	502,936
Pool #000TBA, 6.000%, 09/15/2037	50,000	53,836
Pool #981566, 5.000%, 05/01/2038	20,971	22,305
6.000%, 05/01/2038	158,771	171,269
Pool #889579, 6.000%, 05/01/2038	568,841	613,618
Pool #934305, 5.000%, 06/01/2038	879,382	935,301
Pool #975737, 5.000%, 09/01/2038	43,942	46,736
Pool #000TBA, 5.500%, 10/14/2038	1,350,000	1,441,548
FNMA REMICS
2007-14, 5.500%, 04/25/2027	118,000	129,085
2008-2, 5.000%, 07/25/2037	74,312	80,877
GNMA
2010-41, 4.500%, 06/20/2033	233,035	22,555
2009-45, 5.000%, 12/20/2033	337,000	368,222
2009-106, 4.500%, 01/20/2034	390,000	426,478
2009-122, 4.500%, 02/20/2034	185,000	201,628
2010-41, 4.500%, 07/20/2034	220,000	238,448
2010-61, 4.500%, 07/20/2034	210,000	227,850
2010-61, 4.500%, 12/20/2034	160,000	173,313
2009-109, 0.848%, 07/20/2037(b)	276,302	276,970

The accompanying notes are an integral part of these financial statements.

PMC CORE FIXED INCOME FUND	Schedule of Investments

August 31, 2010 (Continued)

	Principal Amount	Value
2010-3, 0.798%, 11/20/2038(b)	19,559	$19,589
4.000%, 09/20/2040	131,000	136,148

Total U.S. Government Agency Issues (Cost $19,162,386)		19,800,756

U.S. Treasury Obligations 12.01%
U.S. Treasury Inflation Indexed Bonds 3.50%
2.375%, 01/15/2017	2,199,648	2,454,842
2.500%, 01/15/2029	10,152	11,948

		2,466,790

U.S. Treasury Note/Bonds 8.51%
0.750%, 08/15/2013	2,825,000	2,828,972
1.750%, 07/31/2015	475,000	485,020
3.625%, 08/15/2019	455,000	501,815
2.625%, 08/15/2020	295,000	298,826
6.875%, 08/15/2025	220,000	323,434
4.500%, 02/15/2036	145,000	171,123
4.375%, 11/15/2039	935,000	1,077,442
4.375%, 05/15/2040	280,000	323,094

		6,009,726

Total U.S. Treasury Obligations (Cost $8,004,761)		8,476,516

	Shares
Exchange-Traded Funds 19.55%
iShares Barclays Intermediate Credit Bond Fund	21,728	2,346,190
iShares Barclays MBS Bond Fund	45,261	4,968,979
iShares iBoxx Investment Grade Corporate Bond Fund	24,475	2,765,675
iShares JPMorgan USD Emerging Markets Bond Fund	6,261	688,647
SPDR Barclays Capital High Yield Bond ETF	77,881	3,030,350

Total Exchange-Traded Funds (Cost $13,500,227)		13,799,841

	Principal Amount
Short-Term Investments 11.14%
Money Market Funds 7.60%
AIM STIT-Treasury Portfolio	1,382,000	1,382,000
Fidelity Institutional Government Portfolio	2,793,605	2,793,605
First American Government Obligations Fund	1,191,311	1,191,311

		5,366,916

U.S. Treasury Bills 3.54%
U.S. Treasury Bill
0.147%, 09/16/2010	2,500,000	2,499,844

Total Short-Term Investments (Cost $7,866,760)		7,866,760

Total Investments (Cost $72,485,857) 107.23%		75,694,345
Liabilities in Excess of Other Assets (7.23)%		(5,105,281)

Total Net Assets 100.00%		$70,589,064

Percentages are stated as a percent of net assets.

(a)	Securities issued pursuant to Rule 144A under the Securities Act of 1933. Such securities are deemed to be liquid, using procedures established by the Board of Trustees.
(b)	Floating rate security. The coupon rate shown represents the rate as of August 31, 2010.
(c)	Foreign issued security.

The accompanying notes are an integral part of these financial statements.

PMC CORE FIXED INCOME FUND	Schedule of Open Futures Contracts

August 31, 2010

Description	Number of Contracts Sold	Contract Value	Settlement Month	Unrealized Appreciation (Depreciation)
Long Gilt Future	3	$576,314	Dec. 2010	$(3,225)
U.S. 2 Year Note Future	17	3,725,391	Dec. 2010	768
U.S. 10 Year Note Future	9	1,130,625	Dec. 2010	(10,211)
U.S. Long Bond Future	6	810,187	Dec. 2010	(3,901)

Total Futures Contracts Sold		$6,242,517		$(16,569)

Description	Number of Contracts Purchased	Contract Value	Settlement Month	Unrealized Appreciation (Depreciation)
Australian 10 Year Bond Future	5	$423,677	Sept. 2010	$1,367
Canada 10 Year Bond Future	7	829,024	Dec. 2010	4,902
U.S. 5 Year Note Future	8	962,563	Dec. 2010	2,549
U.S. Ultra Bond Future	3	433,781	Dec. 2010	11,784

Total Futures Contracts Purchased		$2,649,045		$20,602

The accompanying notes are an integral part of these financial statements.

PMC DIVERSIFIED EQUITY FUND	Schedule of Investments

August 31, 2010

	Shares	Value
COMMON STOCKS 74.88%
Administrative and Support Services 0.73%
Beijing Enterprises Holdings Ltd.—ADR	700	$49,742
Experian PLC—ADR	21,100	201,083
Kforce, Inc.(a)	3,860	40,800
Liquidity Services, Inc.(a)	3,110	40,026

		331,651

Air Transportation 0.43%
Alaska Air Group, Inc.(a)	1,155	51,086
Bristow Group, Inc.(a)	1,510	49,830
Southwest Airlines Co.	8,700	96,135

		197,051

Ambulatory Health Care Services 0.08%
Air Methods Corp.(a)	1,015	37,027

Amusement, Gambling, and Recreation Industries 0.11%
Bally Technologies, Inc.(a)	1,585	49,848

Apparel Manufacturing 0.35%
G-III Apparel Group Ltd.(a)	2,695	65,003
Jones Apparel Group, Inc.	3,165	48,678
Perry Ellis International, Inc.(a)	2,485	45,625

		159,306

Beverage and Tobacco Product Manufacturing 2.03%
Anheuser Busch InBev NV—ADR	2,100	109,137
Coca-Cola Enterprises, Inc.	5,625	160,088
Coca-Cola Co.	1,550	86,676
Diageo PLC—ADR	1,400	91,700
Dr. Pepper Snapple Group, Inc.	4,244	156,264
LVMH Moet Hennessy Louis Vuitton SA—ADR	2,200	51,084
PepsiCo, Inc.	2,541	163,081
Philip Morris International, Inc.	1,978	101,748

		919,778

Broadcasting (except Internet) 1.22%
CBS Corp.	5,094	70,399
Comcast Corp.	9,580	164,010
Jupiter Telecommunication Co. Ltd.—ADR	3,100	220,410
NET Servicos de Comunicacao SA—ADR(a)	7,700	98,021

		552,840

Building Material and Garden Equipment and Supplies Dealers 0.33%
Lowe’s Cos, Inc.	5,284	107,265
Titan Machinery, Inc.(a)	2,895	43,252

		150,517

Chemical Manufacturing 7.59%
A. Schulman, Inc.	2,135	38,793
Acorda Therapeutics, Inc.(a)	1,230	37,048
Air Products & Chemicals, Inc.	1,799	133,180
Alkermes, Inc.(a)	4,630	61,394
Allergan, Inc.	1,200	73,704
Amgen, Inc.(a)	4,677	238,714
Bristol-Myers Squibb Co.	5,277	137,624

The accompanying notes are an integral part of these financial statements.

PMC DIVERSIFIED EQUITY FUND	Schedule of Investments

August 31, 2010 (Continued)

	Shares	Value
Eurand NV(a)(b)	5,967	$52,629
Fresenius Medical Care AG & Co., KGaA—ADR	2,600	147,316
Gilead Sciences, Inc.(a)	3,950	125,847
Hospira, Inc.(a)	2,350	120,696
Inspire Pharmaceuticals, Inc.(a)	6,595	31,986
Johnson & Johnson	4,587	261,551
Kao Corp.—ADR(a)	2,984	69,080
Life Technologies Corp.(a)	1,050	44,908
Lubrizol Corp.	1,650	153,961
Martek Biosciences Corp.(a)	1,830	39,931
Merck & Co., Inc.	4,893	172,038
Novartis AG—ADR	1,900	99,731
Novo Nordisk AS—ADR	2,200	188,364
Onyx Pharmaceuticals, Inc.(a)	2,405	57,936
Pfizer, Inc.	6,218	99,053
Prestige Brands Holdings, Inc.(a)	5,455	40,367
Procter & Gamble Co.	2,869	171,193
Quidel Corp.(a)	3,785	45,761
Regeneron Pharmaceuticals Inc.(a)	2,450	53,851
Roche Holding AG—ADR	6,600	223,938
Rockwood Holdings, Inc.(a)	1,830	47,305
Sanofi-Aventis SA—ADR	3,778	108,089
Shuffle Master, Inc.(a)	5,690	45,235
Sociedad Quimica y Minera de Chile SA—ADR	4,300	183,395
Teva Pharmaceutical Industries Ltd.—ADR	1,800	91,044
West Pharmaceutical Services Inc.	1,490	50,094

		3,445,756

Clothing and Clothing Accessories Stores 1.08%
Citi Trends, Inc.(a)	1,500	33,900
Collective Brands, Inc.(a)	2,870	37,109
DSW, Inc.(a)	2,135	50,706
Gap, Inc.	6,794	114,751
Gymboree Corp.(a)	1,465	55,128
J. Crew Group, Inc.(a)	1,000	30,490
JOS A Bank Clothiers, Inc.(a)	1,110	40,548
Tiffany & Co.	1,400	55,482
TJX Companies, Inc.	1,800	71,442

		489,556

Computer and Electronic Product Manufacturing 6.55%
Advanced Micro Devices, Inc.(a)	5,150	28,943
Alcatel-Lucent—ADR(a)	33,900	87,123
Amkor Technology, Inc.(a)	7,655	38,811
Apple, Inc.(a)	1,502	365,542
Applied Micro Circuits Corp.(a)	4,250	45,815
Arris Group, Inc.(a)	4,235	34,600
Atheros Communications, Inc.(a)	3,780	93,215
Celera Corp.(a)	5,560	36,696
Cisco Systems, Inc.(a)	5,801	116,310
Dolby Laboratories, Inc.(a)	700	38,794
FARO Technologies, Inc.(a)	2,515	46,125
Fujitsu Limited—ADR(a)	3,100	108,097
Harman International Industries, Inc.(a)	4,285	133,563
Hewlett-Packard Co.	4,025	154,882

The accompanying notes are an integral part of these financial statements.

PMC DIVERSIFIED EQUITY FUND	Schedule of Investments

August 31, 2010 (Continued)

	Shares	Value
Intel Corp.	1,603	$28,405
International Business Machines Corp.	3,020	372,155
IPG Photonics Corp.(a)	2,125	46,027
IXYS Corp.(a)	5,180	49,003
L-3 Communications Holdings, Inc.	750	49,950
Micron Technology, Inc.(a)	4,900	31,678
Motorola, Inc.(a)	9,100	68,523
Netgear, Inc.(a)	2,615	55,229
Northrop Grumman Corp.	2,726	147,531
Plantronics, Inc.	1,265	34,547
QUALCOMM, Inc.	2,131	81,639
Raytheon Co.	2,450	107,604
Rofin-Sinar Technologies Inc.(a)	1,824	37,210
SanDisk Corp.(a)	3,350	111,354
Seagate Technology PLC(a)(b)	5,750	58,248
Semtech Corp.(a)	3,010	49,951
Smart Technologies, Inc.(a)(b)	1,585	18,164
Tekelec(a)	4,155	45,539
Texas Instruments, Inc.	1,650	37,999
Viasat, Inc.(a)	1,670	58,366
Vishay Intertechnology, Inc.(a)	8,300	63,827
Western Digital Corp.(a)	3,900	94,185

		2,975,650

Construction of Buildings 0.26%
Sun Hung Kai Properties Ltd.—ADR	6,500	91,130
Tutor Perini Corp.(a)	1,435	28,356

		119,486

Couriers and Messengers 0.59%
TNT NV—ADR	6,796	172,342
United Parcel Service, Inc.	1,500	95,700

		268,042

Credit Intermediation and Related Activities 6.18%
Ameriprise Financial Inc.	3,752	163,512
Banco Santander Brasil SA—ADR	8,600	108,188
Bank of America Corp.	15,522	193,249
Bank of China Ltd.—ADR	9,200	116,104
Bank of New York Mellon Corp.	4,278	103,827
BNP Paribas—ADR	4,600	143,152
Citigroup, Inc.(a)	35,544	132,224
Credit Suisse Group AG—ADR	3,400	149,192
Discover Financial Services	13,440	195,014
Fifth Third Bancorp	7,969	88,057
Flushing Financial Corp.	3,630	39,313
HSBC Holdings PLC—ADR	2,900	142,680
Independent Bank Corp./Rockland MA	1,615	33,867
JPMorgan Chase & Co.	6,743	245,175
PNC Financial Services Group Inc.	2,951	150,383
Prosperity Bancshares, Inc.	1,810	51,494
Provident Financial Services, Inc.	4,615	52,934
State Street Corp.	3,750	131,550
Swedbank AB—ADR	6,700	75,040
Texas Capital Bancshares Inc.(a)	2,525	38,633

The accompanying notes are an integral part of these financial statements.

PMC DIVERSIFIED EQUITY FUND	Schedule of Investments

August 31, 2010 (Continued)

	Shares	Value
Trustmark Corp.	2,860	$54,540
Turkiye Garanti Bankasi AS—ADR	19,300	92,061
US Bancorp	4,831	100,485
Webster Financial Corp.	2,660	42,799
Wells Fargo & Co.	6,890	162,260

		2,805,733

Data Processing, Hosting and Related Services 0.56%
AOL Inc.(a)	3,547	78,814
Fiserv, Inc.(a)	1,900	95,057
Knology, Inc.(a)	3,065	35,953
Rackspace Hosting, Inc.(a)	2,325	45,779

		255,603

Educational Services 0.06%
Lincoln Educational Services Corp.(a)	2,345	25,607

Electrical Equipment, Appliance, and Component Manufacturing 0.82%
ABB Ltd.—ADR	4,020	77,867
Corning, Inc.	4,350	68,208
Energizer Holdings, Inc.(a)	841	53,025
Schneider Electric SA—ADR	12,500	133,750
Whirlpool Corp.	550	40,788

		373,638

Electronics and Appliance Stores 0.09%
Best Buy Co., Inc.	1,350	42,376

Fabricated Metal Product Manufacturing 0.49%
BAE Systems PLC—ADR	5,700	102,999
Chart Industries, Inc.(a)	2,670	42,506
Ducommun, Inc.	1,450	27,840
Silgan Holdings, Inc.	1,700	50,813

		224,158

Food and Beverage Stores 0.57%
Casey’s General Stores, Inc.	1,990	74,864
Koninklijke Ahold NV—ADR	15,200	185,440

		260,304

Food Manufacturing 1.91%
ConAgra Foods, Inc.	5,014	108,252
General Mills, Inc.	1,950	70,512
Givaudan SA—ADR	9,400	178,130
Hormel Foods Corp.	1,700	73,355
J&J Snack Foods Corp.	1,305	49,264
Nestle SA—ADR	3,200	164,960
Unilever NV—ADR	8,300	222,357

		866,830

Food Services and Drinking Places 1.40%
AFC Enterprises, Inc.(a)	4,870	52,352
Brinker International, Inc.	4,450	70,088
Buffalo Wild Wings, Inc.(a)	1,510	63,148
CEC Entertainment, Inc.(a)	1,125	35,291
Jack in the Box, Inc.(a)	1,860	37,535
McDonald’s Corp.	1,550	113,243

The accompanying notes are an integral part of these financial statements.

PMC DIVERSIFIED EQUITY FUND	Schedule of Investments

August 31, 2010 (Continued)

	Shares	Value
Sodexo—ADR	2,400	$138,456
Starbucks Corp.	5,500	126,445

		636,558

Forestry and Logging 0.05%
Weyerhaeuser Co.	1,568	24,618

Furniture and Home Furnishings Stores 0.13%
Williams-Sonoma, Inc.	2,250	58,410

Gasoline Stations 0.13%
Susser Holdings Corp.(a)	5,075	58,921

General Merchandise Stores 1.37%
Costco Wholesale Corp.	2,150	121,582
Target Corp.	4,100	209,756
Tesco PLC—ADR	7,900	147,730
Tractor Supply Co.	865	58,803
Wal-Mart Stores, Inc.	1,684	84,436

		622,307

Health and Personal Care Stores 1.02%
CVS Caremark Corp.	3,635	98,145
Medco Health Solutions, Inc.(a)	3,100	134,788
PharMerica Corp.(a)	1,950	15,132
Ulta Salon Cosmetics & Fragrance Inc.(a)	2,465	55,832
Walgreen Co.	6,000	161,280

		465,177

Heavy and Civil Engineering Construction 0.10%
Granite Construction, Inc.	875	19,259
MYR Group, Inc.(a)	1,775	24,726

		43,985

Insurance Carriers and Related Activities 2.59%
Aflac, Inc.	1,500	70,875
Alterra Capital Holdings Ltd.(b)	2,166	40,158
Amtrust Financial Services, Inc.	2,875	39,244
Berkshire Hathaway Inc.(a)	1,578	124,315
Catalyst Health Solutions, Inc.(a)	1,615	64,745
Delphi Financial Group, Inc.	2,285	50,955
First Mercury Financial Corp.	3,520	32,067
Harleysville Group, Inc.	1,510	48,139
Humana, Inc.(a)	1,650	78,854
ProAssurance Corp.(a)	1,035	54,803
Prudential Financial, Inc.	950	48,042
Travelers Companies, Inc.	2,355	115,348
UnitedHealth Group, Inc.	4,682	148,513
Unum Group	4,868	97,603
Willis Group Holdings PLC(b)	5,600	162,848

		1,176,509

Leather and Allied Product Manufacturing 0.24%
Iconix Brand Group, Inc.(a)	3,640	55,456
Steven Madden Ltd.(a)	1,605	55,260

		110,716

The accompanying notes are an integral part of these financial statements.

PMC DIVERSIFIED EQUITY FUND	Schedule of Investments

August 31, 2010 (Continued)

	Shares	Value
Machinery Manufacturing 2.79%
AAON, Inc.	1,980	$43,936
Applied Materials, Inc.	14,422	149,845
Barnes Group, Inc.	2,615	39,774
Canon, Inc.—ADR	2,900	118,639
Columbus McKinnon Corp.(a)	2,975	38,080
Cummins, Inc.	750	55,808
Deere & Co.	2,800	177,156
ESCO Technologies, Inc.	725	22,584
Esterline Technologies Corp.(a)	1,270	58,420
General Electric Co.	16,636	240,889
Kadant, Inc.(a)	2,045	34,847
Lufkin Industries, Inc.	2,090	80,799
Makita Corp.—ADR(a)	3,100	88,040
Novellus Systems, Inc.(a)	3,350	78,055
Toro Co.	800	39,920

		1,266,792

Management of Companies and Enterprises 1.02%
American Equity Investment Life Holdings Co.	5,265	49,965
Boston Private Financial Holdings, Inc.	9,120	57,182
Bunzl PLC—ADR	2,100	115,605
City Holding Co.	1,740	49,677
Dime Community Bancshares	4,740	59,203
Foster Wheeler AG(a)(b)	2,642	56,354
Goldman Sachs Group, Inc.	250	34,235
Park National Corp.	680	40,834

		463,055

Merchant Wholesalers, Durable Goods 0.64%
Anixter International, Inc.(a)	1,180	54,138
Applied Industrial Technologies Inc.	2,220	59,496
Covidien PLC(b)	3,364	118,884
United Stationers, Inc.(a)	1,280	57,459

		289,977

Merchant Wholesalers, Nondurable Goods 0.21%
Acuity Brands, Inc.	1,530	59,272
Sigma-Aldrich Corp.	700	37,219

		96,491

Mining (except Oil and Gas) 2.41%
Antofagasta PLC—ADR	3,700	118,104
BHP Billiton Ltd.—ADR	2,100	139,713
Consol Energy, Inc.	2,507	80,725
Eldorado Gold Corp.(b)	10,400	203,424
Freeport-McMoRan Copper & Gold, Inc.	2,400	172,752
Peabody Energy Corp.	1,350	57,780
Potash Corp of Saskatchewan Inc.(b)	750	110,438
Silver Wheaton Corp.(a)(b)	7,700	173,712
Sterlite Industries India Ltd.—ADR	2,900	37,352

		1,094,000

Miscellaneous Manufacturing 2.29%
3M Co.	1,200	94,260
Align Technology, Inc.(a)	4,180	66,984

The accompanying notes are an integral part of these financial statements.

PMC DIVERSIFIED EQUITY FUND	Schedule of Investments

August 31, 2010 (Continued)

	Shares	Value
Coach, Inc.	2,250	$80,640
Conmed Corp.(a)	2,945	54,512
Cooper Companies, Inc.	850	34,289
CR Bard, Inc.	1,100	84,513
CryoLife, Inc.(a)	5,290	27,455
Estee Lauder Companies, Inc.	2,612	146,455
Kinetic Concepts, Inc.(a)	2,000	63,840
Medtronic, Inc.	3,964	124,787
Merit Medical Systems, Inc.(a)	3,365	53,100
Smith & Nephew PLC—ADR	2,800	115,780
SonoSite, Inc.(a)	1,950	56,784
Zimmer Holdings, Inc.(a)	800	37,736

		1,041,135

Motion Picture and Sound Recording Industries 0.26%
Carmike Cinemas, Inc.(a)	2,975	17,999
Corus Entertainment, Inc.(b)	5,505	100,521

		118,520

Motor Vehicle and Parts Dealers 0.14%
Advance Auto Parts, Inc.	1,150	62,640

Nonmetallic Mineral Product Manufacturing 0.22%
Owens-Illinois, Inc.(a)	3,926	98,386

Nonstore Retailers 0.28%
eBay, Inc.(a)	5,411	125,752

Nursing and Residential Care Facilities 0.19%
Res-Care, Inc.(a)	2,740	33,976
Sun Healthcare Group, Inc.(a)	6,405	51,881

		85,857

Oil and Gas Extraction 3.60%
Akzo Nobel NV—ADR	2,600	136,760
BASF SE—ADR	2,000	105,280
Berry Petroleum Co.	2,225	60,409
BG Group PLC—ADR	1,400	112,420
Canadian Natural Resources Ltd.(b)	2,600	83,434
Carrizo Oil & Gas, Inc.(a)	2,440	51,142
Cenovus Energy, Inc.(b)	4,200	113,022
Cimarex Energy Co.	1,100	71,962
CNOOC Ltd.—ADR	1,000	169,820
El Paso Corp.	12,587	143,366
Exco Resources, Inc.	2,450	32,952
Hess Corp.	2,588	130,047
Petroleo Brasileiro SA—ADR	2,200	73,370
Rosetta Resources, Inc.(a)	2,685	52,895
Swift Energy Co.(a)	1,830	49,318
Total SA—ADR	3,981	185,714
Whiting Petroleum Corp.(a)	750	63,630

		1,635,541

Other Information Services 1.15%
Changyou.com Ltd.—ADR(a)	4,700	125,396
Expedia, Inc.	1,300	29,718
Google, Inc.(a)	653	293,863

The accompanying notes are an integral part of these financial statements.

PMC DIVERSIFIED EQUITY FUND	Schedule of Investments

August 31, 2010 (Continued)

	Shares	Value
NIC, Inc.	5,770	$41,775
QuinStreet, Inc.(a)	2,745	29,454

		520,206

Paper Manufacturing 0.51%
KapStone Paper & Packaging Corp.(a)	4,690	53,419
Kimberly-Clark Corp.	1,800	115,920
Rock-Tenn Co.	1,285	61,911

		231,250

Petroleum and Coal Products Manufacturing 2.08%
Chevron Corp.	3,185	236,200
Exxon Mobil Corp.	9,915	586,571
Owens Corning(a)	4,500	122,400

		945,171

Pipeline Transportation 0.09%
Williams Companies, Inc.	2,300	41,699

Plastics and Rubber Products Manufacturing 0.24%
Cooper Tire & Rubber Co.	1,740	28,171
Goodyear Tire & Rubber Co.(a)	4,413	40,776
Spartech Corp.(a)	4,220	37,684

		106,631

Primary Metal Manufacturing 0.32%
ArcelorMittal SA—ADR	2,400	69,432
Gibraltar Industries, Inc.(a)	4,945	37,582
Metalico, Inc.(a)	12,035	37,670

		144,684

Printing and Related Support Activities 0.32%
China Information Technology, Inc.(a)	18,900	95,634
RR Donnelley & Sons Co.	3,150	47,707

		143,341

Professional, Scientific, and Technical Services 2.78%
Accenture PLC(b)	3,490	127,734
AMN Healthcare Services, Inc.(a)	4,165	18,534
CRA International, Inc.(a)	1,320	20,988
Diamond Management & Technology Consultants, Inc.	2,035	25,417
iGate Corp.	2,970	46,599
JDA Software Group, Inc.(a)	2,205	50,649
Mastercard, Inc.	500	99,180
Moody’s Corp.	2,700	57,078
National CineMedia, Inc.	2,490	39,566
Omnicom Group, Inc.	2,626	91,936
Quality Systems, Inc.	1,140	63,897
Radiant Systems, Inc.(a)	3,705	66,357
SAVVIS, Inc.(a)	2,805	49,116
SGS SA—ADR	12,000	173,520
SolarWinds, Inc.(a)	2,450	35,329
Synaptics, Inc.(a)	1,745	46,103
TeleTech Holdings, Inc.(a)	2,875	36,455
Tetra Tech Inc.(a)	1,745	31,672
ValueClick, Inc.(a)	5,770	62,893

The accompanying notes are an integral part of these financial statements.

PMC DIVERSIFIED EQUITY FUND	Schedule of Investments

August 31, 2010 (Continued)

	Shares	Value
VMware, Inc.(a)	950	$74,641
Vocus, Inc.(a)	3,055	45,275

		1,262,939

Publishing Industries (except Internet) 3.43%
Intuit Inc.(a)	3,400	145,520
Lawson Software Inc.(a)	7,925	60,230
LogMeIn, Inc.(a)	700	22,939
Meredith Corp.	895	26,188
Microsoft Corp.	15,536	364,785
New York Times Co.(a)	9,300	66,774
Oracle Corp.	16,519	361,436
Progress Software Corp.(a)	2,360	63,036
Reed Elsevier PLC—ADR	4,800	153,792
RightNow Technologies, Inc.(a)	2,740	45,813
Sage Group PLC—ADR	6,400	96,448
SAP AG—ADR	3,000	130,620
SS&C Technologies Holdings, Inc.(a)	1,350	19,021

		1,556,602

Rail Transportation 0.33%
Kansas City Southern(a)	1,400	46,998
Norfolk Southern Corp.	1,924	103,280

		150,278

Real Estate 0.37%
CB Richard Ellis Group, Inc.(a)	2,950	48,439
Gafisa SA—ADR	7,000	96,390
Penn Virginia Corp.	1,680	23,419

		168,248

Rental and Leasing Services 0.05%
McGrath Rentcorp.	1,205	24,208

Securities, Commodity Contracts, and Other Financial Investments and Related Activities 1.19%
Deutsche Boerse AG—ADR	29,200	176,952
Eaton Vance Corp.	1,850	48,081
GFI Group, Inc.	5,970	26,746
Legg Mason, Inc.	4,245	107,526
NASDAQ OMX Group, Inc.(a)	1,900	34,029
optionsXpress Holdings, Inc.(a)	4,240	60,377
Piper Jaffray Companies(a)	1,540	42,535
Waddell & Reed Financial, Inc.	2,000	46,020

		542,266

Sporting Goods, Hobby, Book, and Music Stores 0.20%
Big 5 Sporting Goods Corp.	2,510	29,781
Jo-Ann Stores, Inc.(a)	1,465	59,567

		89,348

Support Activities for Mining 0.89%
Key Energy Services, Inc.(a)	5,445	43,614
Pioneer Drilling Co.(a)	4,950	26,928
Schlumberger Ltd.(b)	5,777	308,087
Willbros Group Inc.(a)	3,420	26,779

		405,408

The accompanying notes are an integral part of these financial statements.

PMC DIVERSIFIED EQUITY FUND	Schedule of Investments

August 31, 2010 (Continued)

	Shares	Value
Support Activities for Transportation 0.15%
HUB Group, Inc.(a)	2,635	$70,038

Telecommunications 3.74%
Alaska Communications Systems Group, Inc.	4,125	39,847
AT&T, Inc.	7,043	190,372
Atlantic Tele-Network, Inc.	520	22,178
CenturyLink, Inc.	3,687	133,322
China Mobile Limited—ADR	3,400	174,488
DIRECTV(a)	3,765	142,769
J2 Global Communications, Inc.(a)	2,460	53,062
KDDI Corp.—ADR (a)	3,300	158,565
MTN Group Ltd.—ADR	9,900	163,350
NTELOS Holdings Corp.	3,275	52,990
Viacom, Inc.	3,103	97,496
Vodafone Group PLC—ADR	19,437	469,987

		1,698,426

Transportation Equipment Manufacturing 1.30%
Ford Motor Co.(a)	9,600	108,384
Honeywell International, Inc.	2,917	114,026
Johnson Controls, Inc.	4,040	107,181
Oshkosh Corp.(a)	2,550	63,444
Tenneco, Inc.(a)	2,385	58,957
Textron, Inc.	2,800	47,796
United Technologies Corp.	1,350	88,033

		587,821

Utilities 2.34%
Calpine Corp.(a)	7,505	95,464
Cleco Corp.	1,770	50,144
Linde AG—ADR	10,700	121,980
Northwestern Corp.	1,870	52,584
NV Energy, Inc.	3,350	42,880
Otter Tail Corp.	1,435	26,591
Pinnacle West Capital Corp.	1,350	53,797
PPL Corp.	4,499	122,193
Public Service Enterprise Group Inc.	3,644	116,462
Siemens AG—ADR	3,117	282,182
Spectra Energy Corp.	3,250	66,105
Unitil Corp.	1,560	33,197

		1,063,579

Waste Management and Remediation Services 0.08%
US Ecology, Inc.	2,650	35,908

Wholesale Electronic Markets and Agents and Brokers 0.11%
Reliance Steel & Aluminum Co.	1,350	50,288

Wood Product Manufacturing 0.10%
Koppers Holdings, Inc.	2,255	45,100

Total Common Stocks (Cost $34,137,526)		34,009,543

Exchange-Traded Funds 21.59%
iShares MSCI EAFE Index Fund	20,860	1,041,957
iShares MSCI United Kingdom Index Fund	37,505	561,075
iShares Russell 2000 Index Fund	16,209	976,916

The accompanying notes are an integral part of these financial statements.

PMC DIVERSIFIED EQUITY FUND	Schedule of Investments

August 31, 2010 (Continued)

	Shares	Value
SPDR S&P Emerging Markets ETF	2,974	$147,213
Vanguard Emerging Markets ETF	14,476	590,331
Vanguard European ETF	36,482	1,597,547
Vanguard Total Stock Market ETF	91,278	4,892,501

Total Exchange-Traded Funds (Cost $9,445,429)		9,807,540

Investment Companies 0.21%
Apollo Investment Corp.	5,745	54,980
Ares Capital Corp.	2,630	39,292

Total Investment Companies (Cost $82,703)		94,272

Preferred Stocks 0.32%
Utilities 0.32%
Ultrapar Participacoes SA	2,600	144,482

Total Preferred Stocks (Cost $95,637)		144,482

Real Estate Investment Trusts 0.99%
Biomed Realty Trust, Inc.	3,585	61,268
DuPont Fabros Technology Inc.	2,230	55,103
EastGroup Properties Inc.	1,550	54,637
Entertainment Properties Trust	1,550	66,790
Home Properties, Inc.	1,360	68,680
Sovran Self Storage, Inc.	1,765	66,664
Tanger Factory Outlet Centers	1,650	76,263

Total Real Estate Investment Trusts (Cost $382,768)		449,405

	Principal Amount
Short-Term Investments 1.24%
Money Market Funds 1.24%
Fidelity Institutional Government Portfolio	$562,870	562,870

Total Short-Term Investments (Cost $562,870)		562,870

Total Investments (Cost $44,706,933) 99.23%		45,068,112
Other Assets in Excess of Liabilities 0.77%		348,191

Total Net Assets 100.00%		$45,416,303

Percentages are stated as a percent of net assets.

ADR	American Depositary Receipt
(a)	Non-income producing security.
(b)	Foreign issued security.

The accompanying notes are an integral part of these financial statements.

PMC FUNDS

August 31, 2010

Statements of Assets and Liabilities

	Core Fixed Income Fund	Diversified Equity Fund
Assets
Investments, at value(1)	$75,694,345	$45,068,112
Foreign currencies(2)	23,625	—
Cash collateral held at broker for futures contracts	108,110	—
Receivable for investments sold	9,438,230	767,642
Receivable for Fund shares sold	261,205	135,650
Dividends, interest and other receivables	400,931	152,773
Other Assets	9,189	14,402

Total Assets	85,935,635	46,138,579

Liabilities
Payable for investments purchased	15,058,142	528,152
Payable for Fund shares redeemed	126,186	49,669
Payable to affiliates	52,321	48,008
Payable to Adviser	16,502	6,862
Payable to custodian	—	18,858
Accrued distribution fee	58,687	38,091
Accrued expenses and other liabilities	34,733	32,636

Total Liabilities	15,346,571	722,276

Net Assets	$70,589,064	$45,416,303

Net assets consist of:
Paid-in capital	64,210,406	43,892,383
Undistributed net investment income	1,111,902	115,904
Accumulated net realized gain	2,056,355	1,046,540
Net unrealized appreciation on:
Investments	3,208,485	361,179
Futures contracts	4,033	—
Foreign currency translation	(2,117)	297

Net assets	$70,589,064	$45,416,303

Shares of beneficial interest outstanding (unlimited shares of $0.001 par value authorized)	4,110,437	2,960,958
Net asset value and redemption price per share	$17.17	$15.34

[1] Cost of Investments	$72,485,857	$44,706,933
[2] Cost of Foreign Currencies	$25,742	$—

The accompanying notes are an integral part of these financial statements.

PMC FUNDS

For the Year Ended August 31, 2010

Statements of Operations

	Core Fixed Income Fund	Diversified Equity Fund
Investment Income:
Dividend	$55,100	$1,104,373 (1)
Interest	2,692,389	786

	2,747,489	1,105,159

Expenses:
Investment advisory fees	515,867	558,098
Distribution fees	161,209	146,868
Fund accounting fees	76,221	47,893
Fund administration fees	59,112	51,633
Transfer agent fees and expenses	42,637	41,298
Custody fees	20,766	43,470
Federal and state registration fees	19,232	29,166
Audit and tax fees	17,026	38,491
Legal fees	16,055	22,225
Chief Compliance Officer fees and expenses	14,607	17,611
Trustees’ fees and related expenses	5,866	5,922
Reports to shareholders	1,748	19,959
Interest expense	—	2,664
Other expenses	10,320	2,723

Total expenses before waiver	960,666	1,028,021
Less waivers and reimbursements by Adviser (Note 4)	(315,832)	(202,897)

Net expenses	644,834	825,124

Net Investment Income	2,102,655	280,035

Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	3,578,712	1,841,797
Futures contracts closed	(43,468)	—
Foreign currency translation	—	371

	3,535,244	1,842,168

Net change in unrealized appreciation (depreciation) on:
Investments	1,090,600	1,139,936
Futures contracts	15,211	—
Foreign currency translation	(2,093)	(248)

	1,103,718	1,139,688
Net gain on investments, futures and foreign currency translation	4,638,962	2,981,856

Net Increase in Net Assets Resulting from Operations	$6,741,617	$3,261,891

(1)	Net of $62,541 in foreign withholding tax and fees.

The accompanying notes are an integral part of these financial statements.

PMC FUNDS

Statements of Changes in Net Assets

	Core Fixed Income Fund

	Year Ended August 31, 2010	Year Ended August 31, 2009
Operations:
Net investment income	$2,102,655	$2,804,674
Net realized gain (loss) on investments, futures and foreign currency	3,535,244	1,572,142
Net change in unrealized appreciation (depreciation)	1,103,718	2,470,782

Net increase in net assets resulting from operations	6,741,617	6,847,598

Dividends and distributions to shareholders:
Net investment income	(2,629,208)	(2,677,645)
Net realized gains	(1,458,178)	(1,616,466)

Total dividends and distributions	(4,087,386)	(4,294,111)

Fund share transactions:
Shares sold	29,131,779	40,695,412
Shares issued to holders in reinvestment of dividends	3,421,442	3,417,834
Shares redeemed*	(24,575,040)	(64,596,002)

Net increase (decrease)	7,978,181	(20,482,756)

Net increase (decrease) in net assets	10,632,412	(17,929,269)

Net Assets:
Beginning of period	59,956,652	77,885,921

End of period**	70,589,064	59,956,652

* Net of redemption fees of:	$—	$111,456

** Including undistributed net investment income of:	$1,111,902	$1,839,270

Change in shares outstanding:
Shares sold	1,753,376	2,586,112
Shares issued to holders in reinvestment of dividends	214,376	225,748
Shares redeemed	(1,465,069)	(4,192,678)

Net increase (decrease)	502,683	(1,380,818)

The accompanying notes are an integral part of these financial statements.

PMC FUNDS

Statements of Changes in Net Assets

	Diversified Equity Fund(1)

	Year Ended August 31, 2010	Period Ended August 31, 2009
Operations:
Net investment income (loss)	$280,035	$(1,957)
Net realized gain (loss) on investments and foreign currency translation	1,842,168	(2,835)
Net change in unrealized appreciation (depreciation)	1,139,688	(778,212)

Net increase (decrease) in net assets resulting from operations	3,261,891	(783,004)

Dividends and distributions to shareholders:
Net investment income	(118,866)	—
Net realized gains	(284,423)	—

Total dividends and distributions	(403,289)	—

Fund share transactions:
Shares sold	16,947,065	60,585,856
Shares issued to holders in reinvestment of dividends	373,373	—
Shares redeemed	(34,526,858)	(38,731)

Net increase (decrease)	(17,206,420)	60,547,125

Net increase (decrease) in net assets	(14,347,818)	59,764,121

Net Assets:
Beginning of year	59,764,121	—

End of year*	45,416,303	59,764,121

* Including undistributed net investment income of:	$115,904	$—

Change in shares outstanding:
Shares sold	1,082,519	4,029,837
Shares issued to holders in reinvestment of dividends	22,991	—
Shares redeemed	(2,171,798)	(2,591)

Net increase (decrease)	(1,066,288)	4,027,246

(1)	The Fund commenced operations on August 26, 2009.

The accompanying notes are an integral part of these financial statements.

PMC CORE FIXED INCOME FUND

Financial Highlights

Per Share Data for a Share Outstanding Throughout each Period

	Year Ended August 31, 2010	Year Ended August 31, 2009	Period Ended August 31, 2008(1)
Net asset value, beginning of period	$16.62	$15.61	$15.00

Income from investment operations:
Net investment income	0.54 (2)	0.69 (2)	0.46
Net realized and unrealized gain (loss)	1.16	1.35	0.29

Total from investment operations	1.70	2.04	0.75

Less distributions paid:
Dividends from net investment income	(0.74)	(0.66)	(0.12)
Distributions from net realized gains	(0.41)	(0.40)	(0.02)

Total distributions paid	(1.15)	(1.06)	(0.14)

Paid-in capital from redemption fees (Note 2)	0.00 (3)	0.03	0.00 (3)

Net asset value, end of period	$17.17	$16.62	$15.61

Total return(4)	10.79%	13.87%	5.03%

Ratios/supplemental data
Net assets, end of period (000)	$70,589	$59,957	$77,886
Ratio of expenses to average net assets before waiver and reimbursements(5)	1.49%	1.65%	1.59%
Ratio of expenses to average net assets after waiver and reimbursements(5)	1.00%	1.00%	1.00%
Ratio of net investment income to average net assets before waiver and reimbursements(5)	2.77%	3.76%	3.05%
Ratio of net investment income to average net assets after waiver and reimbursements(5)	3.26%	4.41%	3.64%
Portfolio turnover rate(4)	359.0%	403.0%	493.8%

(1)	The Fund commenced operations on September 28, 2007.
(2)	Per share net investment income was calculated using average shares outstanding.
(3)	Less than 0.5 cent per share.
(4)	Not annualized for periods less than one year.
(5)	Annualized for periods less than one year.

The accompanying notes are an integral part of these financial statements.

PMC DIVERSIFIED EQUITY FUND

Financial Highlights

Per Share Data for a Share Outstanding Throughout each Period

	Year Ended August 31, 2010	Period Ended August 31, 2009(1)
Net asset value, beginning of period	$14.84	$15.04

Income (loss) from investment operations:
Net investment income (loss)	0.08	(0.00	)(2)(3)
Net realized and unrealized gain (loss)	0.52	(0.20)

Total from investment operations	0.60	(0.20)

Less distributions paid:
Dividends from net investment income	(0.03)	—
Distributions from net realized gains	(0.07)	—

Total distributions paid	(0.10)	—

Paid-in capital from redemption fees (Note 2)	0.00 (3)	—

Net asset value, end of period	$15.34	$14.84

Total return(4)	4.02%	(1.33)%

Ratios/supplemental data
Net assets, end of period (000)	$45,416	$59,764
Ratio of expenses to average net assets before waiver and reimbursements(5)	1.75%	16.85%
Ratio of expenses to average net assets after waiver and reimbursements(5)	1.40%	1.40%
Ratio of net investment income (loss) to average net assets before waiver and reimbursements(5)	0.14%	(16.64)%
Ratio of net investment income (loss) to average net assets after waiver and reimbursements(5)	0.49%	(1.19)%
Portfolio turnover rate(4)	83.4%	0.7%

(1)	The Fund commenced operations on August 26, 2009.
(2)	Per share net investment income was calculated using average shares outstanding.
(3)	Less than 0.5 cent per share.
(4)	Not annualized for periods less than one year.
(5)	Annualized for periods less than one year.

The accompanying notes are an integral part of these financial statements.

PMC FUNDS

Notes to Financial Statements

August 31, 2010

(1)	Organization

Trust for Professional Managers (the “Trust”) was organized as a Delaware statutory trust under a Declaration of Trust dated May 29, 2001. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Each of the PMC Funds (the “Funds”) represent a distinct series with its own investment objectives and policies within the Trust. The investment objective of the Core Fixed Income Fund is to provide current income consistent with low volatility of principal. The investment objective of the Diversified Equity Fund is long-term capital appreciation. The Trust may issue an unlimited number of shares of beneficial interest at $0.001 par value. The Core Fixed Income Fund became effective and commenced operations on September 28, 2007. The Diversified Equity Fund became effective and commenced operations on August 26, 2009. Costs incurred by the Funds in connection with the organization, registration and the initial public offering of shares were paid by Envestnet Asset Management, Inc. (the “Adviser”).

(2)	Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

(a)	Investment Valuation

Each security owned by the Funds that is listed on a securities exchange is valued at its last sale price on that exchange on the date as of which assets are valued. When the security is listed on more than one exchange, the Funds will use the price of the exchange that the Funds generally consider to be the principal exchange on which the stock is traded.

Fund securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”) will be valued at the NASDAQ Official Closing Price (“NOCP”), which may not necessarily represent the last sale price. If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation. If there has been no sale on such exchange or on NASDAQ on such day, the security is valued at the mean between the bid and asked prices on such day.

Debt securities other than short-term instruments are valued at the mean between the closing bid and asked prices provided by a Pricing Service. If the closing bid and asked prices are not readily available, the Pricing Service may provide a price determined by a matrix pricing method or other analytical pricing models. Short-term debt securities, such as commercial paper, bankers acceptances and U.S. Treasury Bills, having a maturity of less than 60 days are valued at amortized cost. If a short-term debt security has a maturity of greater than 60 days, it is valued at market price. Any discount or premium is accreted or amortized on a straight-line basis until maturity.

Exchange traded options are valued at the composite price, using the National Best Bid and Offer quotes (“NBBO”). NBBO consists of the highest bid price and lowest ask price across any of the exchanges on which an option is quoted, thus providing a view across the entire U.S. options marketplace. Specifically, composite pricing looks at the last trades on the exchanges where the options are traded. If there are no trades for the option on a given business day, composite option pricing calculates the mean of the highest bid price and lowest ask price across the exchanges where the option is traded.

Futures contracts are valued at the last sale price at the close of trading on the relevant exchange or board of trade. If there was no sale on the applicable exchange or board of trade on such day, futures contracts are valued at the average of quoted bid and asked prices as of the close of such exchange or board of trade.

PMC FUNDS

Notes to Financial Statements, continued

August 31, 2010

When market quotations are not readily available, any security or other financial instrument is valued at its fair value as determined under procedures approved by the Trust’s Board of Trustees. These fair value procedures will also be used to price a security when corporate events, events in the securities market and/or world events cause the Adviser to believe that a security’s last sale price may not reflect its actual market value. The intended effect of using fair value pricing procedures is to ensure that the Funds are accurately priced.

The Funds have adopted Statement of Financial Accounting Standard, “Fair Value Measurements and Disclosures” (“Fair Value Measurements”) and FASB Staff Position “Determining Fair Value when the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identified Transactions that are not Orderly” (“Determining Fair Value”). Determining Fair Value clarifies Fair Value Measurements and requires an entity to evaluate certain factors to determine whether there has been a significant decrease in volume and level of activity for the security such that recent transactions and quoted prices may not be determinative of fair value and further analysis and adjustment may be necessary to estimate fair value. Determining Fair Value also requires enhanced disclosure regarding the inputs and valuation techniques used to measure fair value in those instances as well as expanded disclosure of valuation levels for major security types. Fair Value Measurements requires the Funds to classify their securities based on valuation method. These inputs are summarized in the three broad levels listed below:

•	Level 1—Quoted prices in active markets for identical securities.
•	Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
•	Level 3—Significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Funds’ investments carried at fair value as of August 31, 2010:

Core Fixed Income Fund

	Level 1	Level 2	Level 3	Total
Fixed Income
Asset Backed Securities	$—	$1,302,542	$—	$1,302,542
Corporate Bonds	—	15,467,679	—	15,467,679
Exchange Traded Funds	13,799,841	—	—	13,799,841
Foreign Bonds	—	4,133,074	—	4,133,074
Mortgage Backed Securities	—	4,847,177	—	4,847,177
U.S. Government Agency Issues	—	19,800,756	—	19,800,756
U.S. Treasury Obligations	—	8,476,516	—	8,476,516

Total Fixed Income	13,799,841	54,027,744	—	67,827,585
Short-Term Investments	5,366,916	2,499,844	—	7,866,760

Total Investments in Securities	$19,166,757	$56,527,588	$—	$75,694,345

Other:
Futures Contracts*	$4,033	$—	$—	$4,033

*	Futures contracts are derivative instruments not reflected in the Schedule of Investments. This amount represents unrealized depreciation on futures contracts sold of $16,569 and unrealized appreciation on futures contracts purchased of $20,602.

PMC FUNDS

Notes to Financial Statements, continued

August 31, 2010

Diversified Equity Fund

	Level 1	Level 2	Level 3	Total
Equity
Accommodation and Food Services	$636,558	$—	$—	$636,558
Administrative and Support and Waste Management and Remediation Services	367,558	—	—	367,558
Agriculture, Forestry, Fishing and Hunting	24,618	—	—	24,618
Arts, Entertainment, and Recreation	49,848	—	—	49,848
Construction	163,470	—	—	163,470
Educational Services	25,607	—	—	25,607
Finance and Insurance	14,426,320	—	—	14,426,320
Health Care and Social Assistance	122,884	—	—	122,884
Information	4,702,196	—	—	4,702,196
Management of Companies and Enterprises	463,055	—	—	463,055
Manufacturing	13,701,275	—	—	13,701,275
Mining	3,016,846	—	—	3,016,846
Professional, Scientific, and Technical Services	1,262,939	—	—	1,262,939
Real Estate and Rental and Leasing	641,862	—	—	641,862
Retail Trade	2,410,176	—	—	2,410,176
Transportation and Warehousing	845,213	—	—	845,213
Utilities	1,208,061	—	—	1,208,061
Wholesale Trade	436,756	—	—	436,756

Total Equity	44,505,242	—	—	44,505,242
Short-Term Investments	562,870	—	—	562,870

Total Investments in Securities	$45,068,112	$—	$—	$45,068,112

In March 2008, Statement of Financial Accounting Standards, “Disclosures about Derivative Instruments and Hedging Activities” was issued and is effective for interim and annual periods beginning after November 15, 2008. Disclosures about Derivative Instruments and Hedging Activities is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position.

The Funds may use certain options and futures contracts (collectively, “Derivative Instruments”) as a substitute for a comparable market position in the underlying security, to attempt to hedge or limit the exposure of a Fund’s position, to create a synthetic money market position, for certain tax-related purposes and to effect closing transactions.

Options and futures prices can diverge from the prices of their underlying instruments. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect or no correlation also may result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded and from imposition of daily price fluctuation limits or trading halts.

The Diversified Equity Fund did not hold derivative instruments during the period presented.

PMC FUNDS

Notes to Financial Statements, continued

August 31, 2010

Core Fixed Income Fund

The fair value of Derivative Instruments as reported within the Statement of Assets and Liabilities as of August 31, 2010 was as follows:

Derivatives not accounted for as hedging instruments	Statement of Assets and Liabilities	Fair Value
Futures contracts	Assets; Cash collateral held at broker for futures contracts	$4,033

Core Fixed Income Fund

The effect of derivative Instruments on the Statement of Operations for the year ended August 31, 2010 was as follows:

Amount of Realized Gain (Loss) on Derivatives Instruments Recognized in Income.

Derivatives not accounted for as hedging instruments	Statement of Operations Location	Value
Futures contracts	Net realized gain (loss) on futures contracts closed	$(43,467)

Total		$(43,467)

Change in Unrealized Appreciation (Depreciation) on Derivative Instruments Recognized in Income.

Derivatives not accounted for as hedging instruments	Statement of Operations Location	Value
Futures contracts	Net change in unrealized appreciation (depreciation) on futures contracts	$15,211

Total		$15,211

(b)	Foreign Securities and Currency

Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Funds isolate the portion of the results of operations from changes in foreign exchange rates on investments from those resulting from changes in market prices of securities held. Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds’ books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in the exchange rate.

Investments in foreign securities entail certain risks. There may be a possibility of nationalization or expropriation of assets, confiscatory taxation, political or financial instability, and diplomatic developments that could affect the value of the Funds’ investments in certain foreign countries. Since foreign securities normally are denominated and traded in foreign currencies, the value of the Funds’ assets may be affected favorably or unfavorably by currency exchange rates, currency exchange control regulations, foreign withholding taxes, and restrictions or prohibitions on the repatriation of foreign currencies. There may be less information publicly available about a foreign issuer than about a U.S. issuer, and foreign issuers are not generally subject to

PMC FUNDS

Notes to Financial Statements, continued

August 31, 2010

accounting, auditing, and financial reporting standards and practices comparable to those in the United States. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers.

(c)	Futures

The Funds may enter into futures contracts traded on domestic exchanges, including stock index futures contracts. Upon entering into a contract, the Funds deposit and maintain as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Funds as unrealized gains and losses. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. A stock index futures contract does not involve the physical delivery of the underlying stocks in the index. As collateral for futures contracts, the Funds are required under the 1940 Act to maintain assets consisting of cash, cash equivalents or liquid securities. This collateral is required to be adjusted daily to reflect the market value of the purchase obligation for long futures contracts or the market value of the instrument underlying the contract, but not less than the market price at which the futures contract was established, for short futures contracts.

The risks inherent in the use of futures contracts include 1) adverse changes in the value of such instruments and 2) the possible absence of a liquid secondary market for any particular instrument at any time. Futures contracts also expose the Funds to counterparty credit risk. The Funds will not enter into these contracts unless they own either 1) an offsetting position in the securities or 2) cash and liquid assets with a value marked-to-market daily, sufficient to cover their potential obligations.

(d)	Federal Income Taxes

The Funds comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and make the requisite distributions of income and capital gains to their shareholders sufficient to relieve them from all or substantially all federal income taxes. Therefore, no federal income tax provision has been provided.

(e)	Distributions to Shareholders

The Funds will distribute net investment income and net realized long- or short-term capital gains at least annually. Distributions from net realized gains for book purposes may include short-term capital gains. All short-term capital gains are included in ordinary income for tax purposes. Distributions to shareholders are recorded on the ex-dividend date. The Funds may also pay a special distribution at the end of the calendar year to comply with federal tax requirements.

(f)	Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(g)	Share Valuation

The NAV per share of the Funds are calculated by dividing the sum of the value of the securities held by the Funds, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Funds, rounded to the nearest cent. The Funds’ shares will not be priced on the days

PMC FUNDS

Notes to Financial Statements, continued

August 31, 2010

on which the New York Stock Exchange (“NYSE”) is closed for trading. The Diversified Equity Fund does not charge a redemption fee, therefore the offering and redemption price per share are equal to the Fund’s net asset value per share. Through August 25, 2009, the Core Fixed Income Fund charged a 2.00% redemption fee on shares held less than thirty days. These fees are deducted from the redemption proceeds otherwise payable to the shareholder. The Core Fixed Income Fund will retain the fees charged as an increase in paid-in capital and such fees become part of the Fund’s daily NAV calculation. During the year ended August 31, 2009, the Core Fixed Income Fund retained redemption fees of $111,456. Effective August 26, 2009, the redemption fee in the Core Fixed Income Fund was eliminated. Neither Fund retained any redemption fees during the year ended August 31, 2010.

(h)	Expenses

Expenses associated with a specific fund in the Trust are charged to that fund. Common expenses are allocated between the funds of the Trust based upon the ratio of the net assets of each fund to the combined net assets of the Trust, or other equitable means.

(i)	Other

Investment transactions are recorded on the trade date. The Funds determine the gain or loss from investment transactions on the identified cost basis by comparing the original cost of the security lot sold with the net sale proceeds. Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis.

(3)	Federal Tax Matters

The tax character of distributions paid to shareholders were as follows:

Core Fixed Income Fund	Ordinary Income	Long -Term Capital Gains
Year Ended August 31, 2009	$4,028,636	$265,475
Year Ended August 31, 2010	4,087,386	—

Diversified Equity Fund	Ordinary Income	Long-Term Capital Gains
Period Ended August 31, 2009	$—	$—
Year Ended August 31, 2010	403,289	—

As of August 31, 2010, the components of accumulated earnings (losses) for income tax purposes were as follows:

	Core Fixed Income Fund	Diversified Equity Fund
Cost basis of investments for federal income tax purposes	$72,510,811	$44,969,340

Gross tax unrealized appreciation	$3,308,806	$2,586,968
Gross tax unrealized depreciation	(125,275)	(2,488,196)

Net tax unrealized appreciation (depreciation)	$3,183,531	$98,772

Undistributed ordinary income	2,955,383	1,422,893
Undistributed long-term capital gain	241,862	2,334

Total distributable earnings	$3,197,245	$1,425,226
Other accumulated gain/(loss)	(2,117)	(78)

Total accumulated earnings/(loss)	$6,378,659	$1,523,920

PMC FUNDS

Notes to Financial Statements, continued

August 31, 2010

The difference between book-basis and tax-basis cost is attributable primarily to the tax deferral of losses on wash sale adjustments.

For the year ended August 31, 2010, the Diversified Equity Fund utilized net capital loss carryovers of $2,835.

At August 31, 2010, the Diversified Equity Fund deferred, on a tax basis, post-October currency losses of $375.

Additionally, U.S. generally accepted accounting principles require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended August 31, 2010, the following table shows the reclassifications made:

	Core Fixed Income Fund	Diversified Equity Fund
Undistributed Net Investment Income (Loss)	$(170,341)	$(45,266)
Accumulated Net Realized Gain (Loss)	$(674,704)	$(508,370)
Paid-in Capital	$845,045	$553,636

In July 2006, the Financial Accounting Standards Board (“FASB”) issued, “Accounting for Uncertainty in Income Taxes”. Accounting for Uncertainty in Income Taxes addresses the accounting for uncertainty in income taxes and establishes for all entities a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction). The Funds recognize tax benefits only if it is more likely than not that a tax position (including the Funds’ assertion that their income is exempt from tax) will be sustained upon examination. The Core Fixed Income Fund adopted FIN 48 in fiscal 2008 and the Diversified Equity Fund adopted in fiscal 2009. The Funds had no material uncertain tax positions and have not recorded a liability for unrecognized tax benefits as of August 31, 2010. Also, the Funds had recognized no interest and penalties related to uncertain tax benefits in fiscal year 2010. At August 31, 2010, the fiscal years 2008 through 2010 remain open to examination in the Core Fixed Income Fund’s major tax jurisdictions. At August 31, 2010, the fiscal years 2009 through 2010 remain open to examination in the Diversified Equity Fund’s major tax jurisdictions.

(4)	Investment Adviser

The Trust has an Investment Advisory Agreement (the “Agreement”) with the Adviser to furnish investment advisory services to the Funds. Under terms of the Agreement, the Trust, on behalf of the Funds, compensates the Adviser for its management services at the annual rate of 0.95% for the Diversified Equity Fund and 0.80% for the Core Fixed Income Fund of the Funds’ average daily net assets.

The Adviser has contractually agreed to waive its management fees and/or reimburse the Funds’ other expenses to the extent necessary to ensure that the Funds’ total annual operating expenses do not exceed 1.00% for the Core Fixed Income Fund and 1.40% for Diversified Equity Fund (the “Expense Limitation Cap”) of the Funds’ average daily net assets.

Sub-advisory services are provided to the Funds, pursuant to agreements between the Adviser and the below listed sub-advisers. Under the terms of these sub-advisory agreements, the Adviser compensates the sub-advisers based on each Fund’s average daily net assets.

PMC FUNDS

Notes to Financial Statements, continued

August 31, 2010

Core Fixed Income Fund

Neuberger Berman Fixed Income LLC

Schroder Investment Management North America Inc.

Diversified Equity Fund

Delaware Management Company

Loomis, Sayles & Company, L.P.

Mellon Capital Management Corporation

Neuberger Berman Management, LLC

(5)	Distribution Plan

The Trust has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plan”), on behalf of the Funds, which authorizes it to pay Foreside Fund Services, LLC (the “Distributor”) a distribution fee of 0.25% of the Funds’ average daily net assets. During the year ended August 31, 2010, the Funds accrued expenses pursuant to the 12b-1 Plan as follows:

Core Fixed Income Fund	$161,209
Diversified Equity Fund	$146,868

(6)	Related Party Transactions

A Trustee of the Trust is affiliated with U.S. Bancorp Fund Services, LLC and U.S. Bank, N.A., which provide accounting, administration, transfer agency and custodian services to the Fund.

(7)	Investment Transactions

Purchases and sales of investment securities (excluding short-term instruments) for the year ended August 31, 2010 are summarized below.

	PMC Core Fixed Income	PMC Diversified Equity
Purchases:
U.S. Government	$177,251,911	$—
Other	53,972,329	46,275,760

Sales
U.S. Government	$173,266,829	$—
Other	49,147,181	60,145,579

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Portfolio Management Consultants Funds and Board of Trustees

of Trust for Professional Managers:

We have audited the accompanying statements of assets and liabilities, of Portfolio Management Consultants Funds, including PMC Diversified Equity Fund and PMC Core Fixed Income Fund (the “Funds”), two of the diversified series constituting Trust for Professional Managers, including the schedules of investments, as of August 31, 2010, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two periods in the period then ended, and the financial highlights for each of the three periods in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2010, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of August 31, 2010, the results of their operations for the year then ended, the changes in their net assets for each of the two periods in the period then ended, and the financial highlights for each of the three periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Milwaukee, Wisconsin

October 29, 2010

BASIS FOR TRUSTEES’ APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS

The Board of Trustees (the “Trustees”) of Trust for Professional Managers (the “Trust”) met in person at a meeting held on April 20, 2010 for the approval of a new Investment Advisory Agreement (the “New Investment Advisory Agreement”) between the PMC Core Fixed Income Fund (the “Core Fixed Income Fund”) and the PMC Diversified Equity Fund (the “Diversified Equity Fund), each a series of the Trust (each, a “Fund,” and collectively, the “Funds”), and Envestnet Asset Management, Inc., the Fund’s investment adviser (the “Adviser” or “Envestnet”). The purpose for the approval of the New Investment Advisory Agreement was to retain the Adviser following a change in control of the Adviser, under the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”), which was expected to occur, and did occur, on June 15, 2010.

At the meeting held on April 20, 2010, the Trustees also considered the renewal of the sub-advisory agreement for the Core Fixed Income Fund between the Adviser and Schroder Investment Management North America Inc. (“Schroder”) (the “Schroder Sub-Advisory Agreement”).

Board Approvals Related to the Approval of the New Investment Advisory Agreement

In the course of their review, the Trustees considered their fiduciary responsibilities with regard to all factors deemed to be relevant to the Funds. The Board Trustees also considered other matters, including, but not limited to the following: (1) the quality of services provided to the Funds in the past by Envestnet since the Funds’ inception compared to the quality of services expected to be provided to the Funds with Envestnet as the investment adviser going forward; (2) the performance of the Funds while managed by Envestnet; (3) the fact that there are no material differences between the terms of the New Investment Advisory Agreement and terms of the prior investment advisory agreement (the “Prior Investment Advisory Agreement”); (4) the fact that Envestnet is retaining the Funds’ current sub-advisers and portfolio managers to continue managing the Funds, as well as the fact that the Funds will benefit from the depth of investment talent and resources of Envestnet and each of the Funds’ sub-advisers; (5) the fact that the fee structure under the New Investment Advisory Agreement will be identical to the fee structure under the Prior Investment Advisory Agreement and that Envestnet has agreed to maintain the Funds’ current expense limitation agreement; and (6) other factors deemed relevant.

The Board of Trustees also evaluated the New Investment Advisory Agreement in light of information they had requested and received from Envestnet prior to the April 20, 2010 meeting. Below is a summary of the material factors considered by the Board of Trustees in its deliberations as to whether to approve the New Investment Advisory Agreement, and the Board’s conclusions. In their deliberations, the Trustees did not rank the importance of any particular piece of information or factor considered, but considered these matters in their totality.

Based on their evaluation of the information provided by the Adviser, in conjunction with the Fund’s other service providers, the Trustees, by a unanimous vote (including a separate vote of the Trustees who are not “interested persons,” as that term is defined in the 1940 Act, as amended (the “Independent Trustees”)), approved the New Investment Advisory Agreement for an initial term of two years, subject to the approval of the New Investment Advisory Agreement by at least a majority of the Fund’s shareholders.

In considering the approval of the New Investment Advisory Agreement and reaching their conclusions, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below.

DISCUSSION OF FACTORS CONSIDERED

1.	NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED TO THE FUNDS.

The Trustees considered the nature, extent and quality of services provided by Envestnet to the Funds and the amount of time devoted to the Funds’ affairs by Envestnet’s staff. The Trustees considered Envestnet’s specific responsibilities in all aspects of day-to-day management of the Funds, including the supervision of investment strategies implemented by each of the Funds’ sub-advisers, as well as the qualifications of key personnel at Envestnet involved in the day-to-day activities of the Funds. The Trustees reviewed information provided by Envestnet in a due diligence summary, including the structure of Envestnet’s compliance program, and a summary detailing the key features of the compliance policies and procedures, and Envestnet’s marketing activity and goals and its continuing commitment to the growth of the Funds’ assets. The Trustees noted that during the course of the prior year they had met with representatives of Envestnet in person to discuss the Funds’ performance and outlook, along with the marketing and compliance efforts made by Envestnet. The Trustees also considered Envestnet’s selection and oversight of the Funds’ various sub-advisers. The Trustees discussed in detail Envestnet’s handling of compliance matters including the reports of the Funds’ chief compliance officer to the Board of Trustees on the effectiveness of Envestnet’s compliance program and oversight of the compliance programs of the Funds’ sub-advisers. The Trustees concluded that Envestnet had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the New Investment Advisory Agreement and managing the Funds under the “manager of managers” structure and that the nature, overall quality and extent of the management services provided to the Funds, as well as Envestnet’s compliance policies and procedures, were satisfactory and reliable.

2.	INVESTMENT PERFORMANCE OF ENVESTNET AND THE FUNDS.

The Trustees discussed the Funds’ recent performance and the overall performance by Envestnet since the inception of each Fund. In assessing the quality of the portfolio management services delivered by Envestnet under the “manager of managers” structure, the Trustees also compared the short-term and long-term performance of the Funds on both an absolute basis and in comparison to the Funds’ benchmark indexes. The Trustees noted that each Fund’s performance was generally in line with its benchmark index, Barclay’s Capital Aggregate Bond Index for the Core Fixed Income Fund and the MSCI World Index for the Diversified Equity Fund. After considering all of the information, the Trustees concluded that the performance obtained by Envestnet for the Funds was satisfactory under current market conditions and that Envestnet has developed the necessary expertise and resources in selecting and managing the sub-advisers to the Funds to provide investment advisory services in accordance with each Fund’s investment objective and strategy. Although past performance is not a guarantee or indication of future results, the Trustees determined that the Funds and their shareholders were likely to benefit from Envestnet’s continued management.

3.	COSTS OF SERVICE AND PROFITS REALIZED BY ENVESTNET.

The Trustees considered the cost of services and the structure of Envestnet’s fees, including a review of the expense analyses and other pertinent material with respect to the Funds. The Trustees reviewed the related statistical information and other materials provided, including the comparative expenses, expense components and peer group selections. The Trustees considered data relating to the cost structure of the Funds relative to their peer groups, as compiled by Lipper, Inc., as well as the fee waivers and expense reimbursements by Envestnet. In reviewing the Funds’ fees and total expense structure, the Trustees took into account the Funds’ “manager of managers” structure, noting that Envestnet pays each of the Funds’ sub-advisory fees out of its own advisory fees, and that the Funds were not directly responsible for payment of any sub-advisory fees.

The Trustees also considered the overall profitability of Envestnet, reviewing Envestnet’s financial information and noting that Envestnet had subsidized the Funds’ operations since their inception and had not yet recouped those subsidies. The Trustees also examined the level of profits that could be expected to accrue to Envestnet from the fees payable under the New Investment Advisory Agreement and the expense subsidization undertaken by Envestnet. These considerations were based on materials requested by the Trustees and the Funds’ administrator specifically for the April 20, 2010 meeting at which the New Investment Advisory Agreement was formally considered.

The Trustees concluded that the Funds’ expenses and the advisory fees payable to Envestnet were fair and reasonable in light of the comparative expense information and considering the Funds’ “manager of managers” structure. The Trustees further concluded that Envestnet’s profit from sponsoring the Funds had not been, and currently was not, excessive and that Envestnet had maintained adequate profit levels to support the services to the Funds.

4.	EXTENT OF ECONOMIES OF SCALE AS THE FUNDS GROW.

The Trustees compared the Funds’ expenses relative to their peer groups and discussed realized and potential economies of scale. The Trustees also reviewed the structures of each Fund’s advisory fee and whether each

Fund was large enough to generate economies of scale for shareholders or whether economies of scale would be expected to be realized as the Funds’ assets grow (and if so, how whose economies of scale were being or would be shared with shareholders). The Trustees reviewed all fee waivers and expense reimbursements by Envestnet with respect to the Funds. The Trustees noted that the Funds’ advisory fee structures allowed for breakpoint reductions as the Funds’ assets grow in size. The Trustees concluded that Envestnet’s advisory fee structure and any applicable expense waivers were reasonable and reflect a sharing of economies of scale between Envestnet and the Funds at the Funds’ current asset levels.

5.	BENEFITS DERIVED FROM THE RELATIONSHIP WITH THE FUNDS.

The Trustees considered the direct and indirect benefits that could be realized by Envestnet from its association with the Funds, including Envestnet’s summary of “fall-out” benefits. The Trustees also noted that Envestnet receives no soft dollar benefits with respect to its management of the Funds. The Trustees concluded that any benefits Envestnet received from its management of the Funds, including increased name recognition or greater exposure to press coverage, appear to be reasonable, and in many cases may benefit the Fund.

CONCLUSIONS

No single factor was determinative in the Board of Trustees decision to approve the New Investment Advisory Agreement for the Funds, but rather the Board of Trustees based its determination on the total mix of information available to the Trustees. Based on a consideration of all the factors in their totality, the Board of Trustees determined that the New Investment Advisory Agreement, including the advisory fees, was fair and reasonable. The Board of Trustees therefore determined that the approval of the New Investment Advisory Agreement for the Funds would be in the best interest of the Funds and their shareholders.

Board Approvals Related to the Renewal of the Schroder Sub-Advisory Agreement

The Trustees considered the Schroder Sub-Advisory Agreement. The Trustees considered due diligence materials provided by the Adviser for Schroder prior to the April 20, 2010 meeting, including Schroder’s Form ADV, and also reviewed: (i) the nature and quality of the investment advisory services to be provided by Schroder, including the experience and qualifications of the personnel providing such services; (ii) Schroder’s financial condition, history of operations and ownership structure; (iii) Schroder’s brokerage and soft dollar practices; and (iv) Schroder’s investment strategies and style of investing. In considering the Schroder Sub-Advisory Agreement, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below.

1.	NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED BY SCHRODER TO THE CORE FIXED INCOME FUND.

The Trustees considered the nature, extent and quality of services provided by Schroder to the Core Fixed Income Fund. The Trustees considered the information provided by the Adviser relating to Schroder. Specifically, the Trustees considered Schroder’s responsibilities in all aspects of day-to-day management of the Core Fixed Income Fund, as well as the qualifications, experience and responsibilities of the portfolio manager, Mr. Wesley Sparks, and other key personnel at Schroder. The Trustees also considered information provided by the Adviser prior to the April 20, 2010 meeting, relating to Schroder’s code of ethics, compliance training for Schroder’s personnel and Schroder’s control procedures and objectives with respect to providing advisory services to the Core Fixed Income Fund. The Trustees also noted any services that extended beyond portfolio management. The Trustees concluded that Schroder had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Schroder Sub-Advisory Agreement and that the nature, overall quality and extent of investment management services provided to the Core Fixed Income Fund were satisfactory.

2.	INVESTMENT PERFORMANCE OF THE CORE FIXED INCOME FUND AND SCHRODER.

The Trustees discussed the Core Fixed Income Fund’s performance, including the performance relating specifically to the portion of the assets managed by Schroder, for the three-month period ended February 28, 2010, and since the inception of the Core Fixed Income Fund on September 28, 2007. The Trustees noted that the

Core Fixed Income Fund’s overall performance since the Fund’s inception was positive for both time periods reviewed, and that the performance of the assets managed by Schroder was positive since the Fund’s inception. The Trustees concluded that the performance obtained by Schroder for the Core Fixed Income Fund was satisfactory under current market conditions. Although past performance is not a guarantee or indication of future results, the Trustees determined that the Core Fixed Income Fund and its shareholders were likely to benefit from the Schroder’s continued management of the Core Fixed Income Fund’s portfolio.

3.	COSTS OF SERVICES AND PROFITS REALIZED BY SCHRODER.

The Trustees reviewed and considered the sub-advisory fees payable by the Adviser to Schroder under the Schroder Sub-Advisory Agreement. The Board noted that the Adviser had previously confirmed to the Trustees that the sub-advisory fees payable under the Schroder Sub-Advisory Agreement were reasonable in light of the quality of the services performed by Schroder. Since Schroder’s sub-advisory fees are paid by the Adviser, the overall advisory fee paid by the Core Fixed Income Fund is not directly affected by Schroder’s sub-advisory fee. Consequently, the Trustees did not consider the costs of services provided by Schroder or its profitability from its relationship with the Core Fixed Income Fund because the Trustees did not consider these factors as relevant. Based on all these factors, the Trustees concluded that the sub-advisory fees paid to Schroder by the Adviser were reasonable in light of the services provided by Schroder.

4.	EXTENT OF ECONOMIES OF SCALE AS THE CORE FIXED INCOME FUND GROWS.

Since the sub-advisory fees payable to Schroder are not paid by the Core Fixed Income Fund, the Trustees did not consider whether the sub-advisory fees should reflect any potential economies of scale that might be realized as the Core Fixed Income Fund’s assets increase.

5.	BENEFITS DERIVED FROM THE RELATIONSHIP WITH THE CORE FIXED INCOME FUND.

The Trustees considered the direct and indirect benefits that could be received by Schroder from its association with the Core Fixed Income Fund. The Trustees concluded that the benefits that Schroder may receive, such as greater name recognition and increased ability to obtain research and brokerage services, appear to be reasonable, and in many cases may benefit the Core Fixed Income Fund.

6.	CONCLUSIONS WITH RESPECT TO THE SCHRODER SUB-ADVISORY AGREEMENT.

The Trustees considered all of the foregoing factors. In considering the renewal of the Schroder Sub-Advisory Agreement, the Trustees did not identify any one factor as all important, but rather considered these factors collectively in light of the Core Fixed Income Fund’s surrounding circumstances, including the recommendation of the Adviser with respect to Schroder. Based on this review and recommendation, the Trustees, including a majority of the Independent Trustees, approved the renewal of the Schroder Sub-Advisory Agreement as being in the best interests of the Core Fixed Income Fund and its shareholders.

53

Notice of Privacy Policy & Practices

We collect non-public personal information about you from the following sources:

•	information we receive about you on applications or other forms;
•	information you give us orally; and
•	information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Funds. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibility. All shareholder records will be disposed of in accordance with applicable law. We maintain physical, electronic and procedural safeguards to protect your non-public personal information and require third parties to treat your non-public personal information with the same high degree of confidentiality.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

PMC FUNDS

Additional Information (Unaudited)

Results of Shareholder Meeting

A Special Meeting of Shareholders of the Funds was held June 11, 1010 at the offices of U.S. Bancorp Fund Services, LLC, 615 East Michigan Avenue, Milwaukee, Wisconsin, pursuant to notice given to all shareholders of record of the Fund at the close of business on March 31, 2010. At the Special Meeting, shareholders were asked to approve an Investment Advisory Agreement between the Advisor and the Trust on behalf of the Funds.

The tabulation of the shareholder votes rendered the following results:

	Votes For	Votes Against
Core Fixed Income Fund	3,183,040	48,046
Diversified Equity Fund	3,111,231	8,753

Tax Information

For the fiscal year ended 8/31/10, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Core Fixed Income Fund	0.00%
Diversified Equity Fund	47.93%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended 8/31/10 was as follows:

Core Fixed Income Fund	0.00%
Diversified Equity Fund	21.60%

For the year August 31, 2010, taxable ordinary income distributions are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(c) for the Funds as follows:

Core Fixed Income Fund	35.68%
Diversified Equity Fund	70.53%

The Funds designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section (852)(b)(3) the amount necessary to reduce the earnings on profits of the Funds related to net capital gain to zero for the tax year ended August 31, 2010. Both Funds utilized earnings and profits distributed to shareholders on redemptions of shares as part of the dividend paid deduction. The amounts designated as long-term capital gains were as follows:

Core Fixed Income Fund	$64,330
Diversified Equity Fund	$906

Indemnifications

Under the Funds’ organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Information about Trustees

The business and affairs of the Trust are managed under the direction of the Trust’s Board of Trustees. Information pertaining to the Trustees of the Trust is set forth below. The Funds’ Statement of Additional Information includes additional information about the Trust’s Trustees and is available, without charge, upon request by calling 1-866-762-7338.

55

PMC Funds

Additional Information (Continued)

(Unaudited)

Independent Trustees

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Trust Overseen by Trustee	Other Directorships Held by Trustee
Dr. Michael D. Akers 615 E. Michigan St. Milwaukee, WI 53202 Age: 55	Trustee	Indefinite Term; Since August 22, 2001	Professor and Chair of Accounting (2004–present); Associate Professor of Accounting, Marquette University (1996–2004).	26	Independent Trustee, USA MUTUALS (an open-end investment company with two portfolios).

Gary A. Drska 615 E. Michigan St. Milwaukee, WI 53202 Age: 53	Trustee	Indefinite Term; Since August 22, 2001	Captain, Midwest Airlines, Inc. (airline company) (1986–present); Director, Flight Standards & Training (1990–1999).	26	Independent Trustee, USA MUTUALS (an open-end investment company with two portfolios).

Jonas B. Siegel 615 E. Michigan St. Milwaukee, WI 53202 Age: 67	Trustee	Indefinite Term; Since October 23, 2009	Managing Director, Chief Administrative Officer (“CAO”) and Chief Compliance Officer (“CCO”), Granite Capital International Group, L.P. (an investment management firm) (1994–present); Vice President, Secretary, Treasurer and CCO of Granum Series Trust (an open-end investment company) (1997–2007); President, CAO and CCO, Granum Securities, LLC (a broker-dealer) (1997–2007).	26	None.

Interested Trustee and Officers
Joseph C. Neuberger(1) 615 E. Michigan St. Milwaukee, WI 53202 Age: 48	Chairperson, President and Trustee	Indefinite Term; Since August 22, 2001	Executive Vice President, U.S. Bancorp Fund Services, LLC (1994–present).	26	Trustee, Buffalo Funds (an open-end investment company with ten portfolios); Trustee, USA MUTUALS (an open-end investment company with two portfolios).

John Buckel 615 E. Michigan St. Milwaukee, WI 53202 Age: 53	Vice President, Treasurer and Principal Accounting Officer	Indefinite Term; Since January 10, 2008 (Vice President); Since September 10, 2008 (Treasurer)	Mutual Fund Administrator, U.S. Bancorp Fund Services, LLC (2004–present); UMB Investment Services Group (2000–2004).	N/A	N/A

Kristin M. Cuene 615 E. Michigan St. Milwaukee, WI 53202 Age: 50	Chief Compliance Officer and Anti-Money Laundering Officer	Indefinite Term; Since January 23, 2009 (CCO); Since January 18, 2010 (AML Officer)	Attorney, Chief Compliance Officer, U.S. Bancorp Fund Services, LLC (2008–present); Attorney, Investment Management, Quarles & Brady, LLP (2007–2008); Student, University of Pennsylvania (2004–2007).	N/A	N/A

PMC Funds

Additional Information (Continued)

(Unaudited)

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Trust Overseen by Trustee	Other Directorships Held by Trustee

Rachel A. Spearo 615 E. Michigan St. Milwaukee, WI 53202 Age: 31	Secretary	Indefinite Term; Since November 15, 2005	Vice President and Legal Compliance Officer, U.S. Bancorp Fund Services, LLC (2004–present).	N/A	N/A

Jennifer A. Lima 615 E. Michigan St. Milwaukee, WI 53202 Age: 36	Assistant Treasurer	Indefinite Term; Since January 10, 2008	Mutual Fund Administrator, U.S. Bancorp Fund Services, LLC (2002–present).	N/A	N/A
(1)	Mr. Neuberger is an “interested person” of the Trust as defined by the 1940 Act. Mr. Neuberger is an interested person of the Trust by virtue of the fact that he is an interested person of Quasar Distributors, LLC, who acts as principal underwriter for several series of the Trust, but not the Funds.

A NOTE ON FORWARD LOOKING STATEMENTS

Except for historical information contained in this report for the Funds, the matters discussed in this report may constitute forward-looking statements made pursuant to the safe-harbor provisions of the Securities Litigation Reform Act of 1995. These include any Adviser or portfolio manager predictions, assessments, analyses or outlooks for individual securities, industries, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for the Funds in the current Prospectus, other factors bearing on this report include the accuracy of the Adviser’s or portfolio manager’s forecasts and predictions, and the appropriateness of the investment programs designed by the Adviser or portfolio manager to implement their strategies efficiently and effectively. Any one or more of these factors, as well as other risks affecting the securities markets and investment instruments generally, could cause the actual results of the Funds to differ materially as compared to benchmarks associated with the Funds.

ADDITIONAL INFORMATION

The Funds have adopted proxy voting policies and procedures that delegate to the Adviser, the authority to vote proxies. A description of the Funds’ proxy voting policies and procedures is available without charge, upon request, by calling the Funds toll free at 1-866-762-7338. A description of these policies and procedures is also included in the Funds’ Statement of Additional Information, which is available on the SEC’s website at http://www.sec.gov.

The Funds’ proxy voting record is available without charge, either upon request by calling the Funds toll free at 1-866-762-7338 or by accessing the SEC’s website at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC four times each fiscal year at quarter-ends. The Funds file the schedule of portfolio holdings with the SEC on Form N-CSR (second and fourth quarters) and on Form N-Q (first and third quarters). Shareholders may view the Funds’ Forms N-CSR and N-Q on the SEC’s website at http://www.sec.gov. Forms N-CSR and N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the public reference room may be obtained by calling 1-202-551-8090 (direct) or 1-800-SEC-0330 (general SEC number).

PMC FUNDS

Investment Adviser	Envestnet Asset Management, Inc. 35 East Wacker Drive, 24th Floor Chicago, IL 60601

Legal Counsel	Godfrey & Kahn, S.C. 780 North Water Street Milwaukee, Wisconsin 53202

Independent Registered Public Accounting Firm	Deloitte & Touche LLP 555 East Wells Street Milwaukee, Wisconsin 53202

Transfer Agent, Fund Accountant and Fund Administrator	U.S. Bancorp Fund Services, LLC 615 East Michigan Street Milwaukee, Wisconsin 53202

Custodian	U.S. Bank, N.A. Custody Operations 1555 North River Center Drive Suite 302 Milwaukee, Wisconsin 53212

Distributor	Foreside Fund Services, LLC 3 Canal Plaza, Suite 100 Portland, Maine 04101

AUGUST 31, 2010

investpmc.com

PMC IS THE INVESTING CONSULTANCY OF ENVESTNET

PMC PORTFOLIO MANAGEMENT CONSULTANTS

A U G U S T 3 1 , 2 0 1 0

investpmc.com

This report is prepared for the shareholders of the PMC Funds and may be distributed to others only if preceded or accompanied by a current prospectus.

PMCI S T H E I N V E S T I N G C O N S U LTA N C Y O F E N V E S T N E T

Item 2.	Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report. A copy of the registrant’s Code of Ethics is incorporated by reference to the Registrant’s Form N-CSR filed on November 9, 2009.

Item 3.	Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Dr. Michael Akers is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR. Dr. Akers holds a Ph.D. in accountancy and is a professor of accounting at Marquette University in Milwaukee, Wisconsin.

Item 4.	Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 8/31/2010	FYE 8/31/2009
Audit Fees	$46,350	$45,000
Audit-Related Fees	0	0
Tax Fees	$9,480	$9,200
All Other Fees	0	0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Deloitte & Touche applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 8/31/2010	FYE 8/31/2009
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser is compatible with maintaining the principal accountant’s independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 8/31/2010	FYE 8/31/2009
Registrant	0	0
Registrant’s Investment Adviser	0	0

Item 5.	Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6.	Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11.	Controls and Procedures.

(a)

The Registrant’s Present and Treasurer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of

1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to previous Form N-CSR filed November 9, 2009.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Trust for Professional Managers

By (Signature and Title)		/s/ JOSEPH NEUBERGER
Joseph Neuberger, President

Date	11/4/10

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)		/s/ JOSEPH NEUBERGER
Joseph Neuberger, President

Date	11/4/10

By (Signature and Title)		/s/ JOHN BUCKEL
John Buckel, Treasurer

Date	11/4/10